Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

OnPointsm Solutions

RATE PER ENGINE FLIGHT HOUR

ENGINE SERVICES AGREEMENT

BETWEEN

GE Engine Services, Inc. and GE Celma Ltda.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: September 25 2009

This proposed Agreement will remain open until September 25, 2009 and will expire if not signed by all Parties on or before that date.

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, Inc. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

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[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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OnPointsm Solutions Engine Services Agreement

THIS ENGINE SERVICES AGREEMENT is made and is effective as of September 25, 2009 (the “Effective Date”) by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business at Alameda Surubiju n° 2010, Alphaville Industrial, Barueri - SP, CEP 06455-040, Brazil 0 Brazil (“Customer”) and GE Engine Services, Inc., having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 and GE Celma Ltda. (“GE Celma”), having its principal place of business at Rua Alice Herve 356, Petropolis, 25669-900, Brazil (jointly referred to as “GE”) (either a “Party” or collectively, the “Parties”).

ARTICLE 1 – DEFINITIONS

Capitalized terms used in this Agreement and not otherwise defined have the meaning set forth in Exhibit A.

ARTICLE 2 – TERM/ENGINES/SERVICES

2.1 Term. Each Party’s obligation to perform will commence upon September 25 2009 (the “Commencement Date”) and such obligation will continue, unless sooner terminated, for a period of [*****] per engine for the current leased fleet listed in Exhibit B and [*****] per engine for the owned fleet. from date of Engine delivery to customer, or [*****], which ever occurs first (the “Term”) . Parties may renew or extend this Agreement upon mutual agreement prior to the end of the Initial Term.

2.2 Engines. The Engines covered by this Agreement are set forth on Exhibit B. During the term of this Agreement. GE shall [*****] of both Rate Per EFH and Supplemental Work Services for the Engines.

2.3 Services Provided. GE will provide Services to restore Engines to Serviceable condition in accordance with the Repair Specification, the Workscope and the terms of this Agreement.

2.4 Eligibility. New Engines are eligible for Rate Per EFH Services and Supplemental Work Services on the date of their delivery. Any Used Engines covered under this Agreement are eligible for Supplemental Services as of the Commencement Date and are eligible for Rate Per EFH Services either as of the date of the completion of a Qualifying Shop Visit (“QSV”) or, if GE has determined that a QSV is not necessary. as of the Commencement Date.

ARTICLE 3 – RATE PER EFH SERVICES

3.1 Covered Services. GE will provide the following Services (the “Rate Per EFH Services”) at a shop visit on a Rate Per EFH basis:

a.	Provide, either at a Repair Station. an approved subcontractor, or such other location as agreed by Customer and GE, all labor, materials and parts necessary to return an Engine to a Serviceable condition, in accordance with the Workscope and minimum build specifications. including Engine test and boroscope when required.

b.	Remove. inspect and reinstall, if Serviceable, [*****].

c.	Recommend. as appropriate, the replacement of a Delivered Engine with a Serviceable replacement Engine of like configuration and condition. If Customer agrees to such replacement, title to the removed Engine will vest with GE and title to the replacement Engine will vest with Customer, provided the terms of such replacement comply with any aircraft lease applicable to such replaced Engine. Customer will make its best commercial efforts to facilitate such title passage.

d.	Inspect, repair and replace [*****].

e.	Repair GE [*****] identified in Exhibit I received with an Engine for a Rate Per EFH Shop Visit and which were installed on the Engine when it was removed from the aircraft for Services, as evidenced by records provided in accordance with Article 9.

f.	Comply with Airworthiness Directives (“AD”) that are published as of the Commencement Date and ADs and [*****] that are required to be incorporated during the term of this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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g.	Provide all labor, materials and parts necessary to return Engine to a Serviceable condition when an Engine or module requires Services for, or as a result of, [*****], to a maximum amount for each Engine of the [*****] of any insurance deductible covering such [*****] event or [*****].

h.	Services necessary on an Engine when [*****] is determined to be the sole cause of an event.

i.	If an Engine is determined by GE to be BER, then such Engine shall either:

(i)	be removed from the Agreement at the request of Customer pursuant to the terms of Article 11 hereof or

(ii)	be replaced by GE with an engine of equivalent age and/or with equivalent hours and cycles to the BER engine. In the later case, if the BER Engine was eligible to receive Services under Article 3 except for meeting the definition of BER condition, then the replacement engine shall be provided [*****] by GE; if the BER Engine was not eligible to receive Services under Article 3 hereof, then Customer shall pay the fair market value of such replacement engine.

j.	GE will provide inventory control for all Customer owned parts and material secured in a segregated area within the DRS facility. GE will provide inventory reports including usage and activity reports in an electronic format on a reasonable mutually agreed basis describing the contents and status of the Customer owned parts inventory.

3.2 Rate Per EFH Shop Visit. Engines that require maintenance or repair that cannot be performed on-wing (as determined by Customer and GE’s Customer Program Manager or delegate), will be eligible for a shop visit at which GE will provide Rate Per EFH Services (a “ Rate Per EFH Shop Visit”) if the shop visit is necessary to:

a.	After troubleshooting by Customer in accordance with the Aircraft Maintenance Manual (AMM) and/or Fault Isolation Manual (FIM), correct a known deficiency or performance deterioration which has created an Unserviceable condition;

b.	Comply with an AD if such AD mandates compliance prior to the next scheduled shop visit per the Removal Schedule; or

c.	Install [*****] (unless [*****] at the last shop visit prior to the Commencement Date did not conform to the minimum build requirement in the Repair Specification).

d.	On wing and onsite repairs to avoid engine removals or engine shop visit are [*****] in the Rate per EFH as further outlined in [*****].

e.	Customer will implement an engine stagger program [*****] and time on wing due to several airplanes/engines with the same (or close to) time since new. All engines effected in a Stagger program are [*****] in the Rate Per EFH Shop Visit

3.3 Transportation. GE [*****] of roundtrip transportation to and from [*****] to the Designated Repair Station for each Rate Per EFH Shop Visit or Supplemental Work Services.

3.3.1 Delivery and Redelivery - From the Commencement Date through December 31, 2012, Delivery and Redelivery shall be as follows:

a.	Delivery. The Engine shall be Delivered by the Customer together with all applicable records and required data [*****] International Chamber of Commerce, [*****], at the [*****], whereby Customer fulfills the obligations of seller and GE fulfills the obligations of buyer. Delivery shall occur at [*****] when the Engine is loaded for transport for delivery to GE’s Designated Repair Station. All transportation costs, including licenses, and risk of loss from the moment of [*****] at [*****] throughout the transportation of the Engine to GE’s Designates Repair Station will be [*****] Until Redelivery, GE shall keep an insurance coverage against loss of or damage to the Engines and other components while Engines are in its care (or its contracted transportation agent’s), custody and control in an amount equal to or greater than the full replacement cost of such Engines.

b.

Redelivery. After completion of Services. GE shall Redeliver the Engine to the Customer, [*****], International Chamber of Commerce. [*****], at [*****] or to a different location to be mutually agreed by the Parties

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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provided that [*****] will not be greater compared to [*****] and if advised by Customer, in writing, by email with at least (7) days prior to scheduled shipment date; whereby Customer fulfills the obligations of buyer and GE fulfills the obligations of seller.=.

3.3.2 Alternate Delivery and Redelivery – As soon as practicable thereafter GE Celma becomes the Designated Repair Station in accordance with the terms of Section 7.5 hereof, but in no event later than December 31, 2012, Delivery and Redelivery shall be as follows:

a.	Delivery. The Engine shall be Delivered by Customer together with all applicable records and required data Delivered [*****] International Chamber of Commerce, lncoterms 2000, being made available at [*****] whereby Customer fulfills the obligations of seller and GE fulfills the obligations of buyer.

b.	Redelivery. After completion of Services, GE shall Redeliver the Engine with legally required certifications, [*****], International Chamber of Commerce, [*****], at [*****], whereby Customer fulfills the obligations of buyer and GE fulfills the obligations of seller.

In the event that an Engine (s) need to be serviced at GE Strother after December 31, 2012, the Delivery Terms of 3.3.1 apply; provided that Customer’s financial obligation will not be greater of Delivery terms set forth in Section 3.3.2 hereof.

For the avoidance of any doubt, after December 31, 2012, all transportation costs, including transportation taxes, import and export fees. licenses, fees and risk of loss from [*****] until the Engine is returned [*****] to Customer will be [*****]. GE shall keep an insurance coverage against loss of or damage to the Engines and other components while Engines are in its care (or its contracted transportation agent’s), custody and control in an amount equal to or greater than the full replacement cost of such Engines.

3.3.3 Completion of Services. After completion of Services, GE will Redeliver the Engine to Customer. In the event Redelivery of an Engine cannot occur due to any act or failure to act of Customer, GE may place such Engine into storage. In such event, GE will notify Customer of such storage, GE’s Redelivery obligations will be deemed fulfilled, all risk of loss or damage to the Equipment will thereupon pass to Customer, and any amounts payable to GE upon Redelivery will be payable upon presentation of GE’s invoice. Customer will reimburse GE for all expenses incurred by GE. such as, but not limited to, preparation for and placement into storage, handling, inspections, preservation and insurance of the Equipment. Upon payment of all amounts due hereunder, GE will assist and cooperate with Customer in the removal of Equipment placed in storage.

3.4 Diagnostics. GE will provide comprehensive diagnostics services to identify and diagnose trend shifts as follows:

a)	Engine condition data will be automatically processed [*****] 24 hours, 7 days a week (“24x7”) when received at the designated GE facility. GE will be responsible for operating and maintaining the [*****] and the necessary facilities.

b)	[*****] for Engine condition monitoring trend shift observation, including engineering review, analysis, and recommendations will be provided to Customer, as required on a 24x7 basis;

c)	Access to [*****] for [*****] support and consultation as required on a 24 x 7 basis.

d)	Periodic teleconference to review reports and program status.

e)	Weekly engine health trend summary and analysis reports.

f)	Monthly engine thrust derate report.

g)	If desired by Customer, access to web-based tools for reviewing Engine condition data and assessing Engine health.

h)	24x7 automated processing of Engine exceedance data with automated exceedance notification via e-mail to Customer.

i)	24x7 notification and recommendation to Customer regarding Engine exceedances impacting next aircraft dispatch.

j)	24x7 automated processing of aircraft and Engine fault data with automated fault notification via e-mail to Customer.

k)	24x7 notification and recommendation to Customer regarding Engine faults impacting next aircraft dispatch.

l)	Daily aircraft and Engine fault summary reports (7 days a week) with analysis of Engine faults.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Any information provided to Customer by GE for use in troubleshooting and managing operations is advisory only. GE is not responsible for line maintenance or other actions resulting from such advice. Customer is responsible for identifying and resolving any aircraft or Engine faults or adverse trends.

3.5 On Wing Support. GE On-Wing Support, Inc. (“OWS”) will provide scheduled, unscheduled, line or hospital shop maintenance Services which are not otherwise considered to be Rate Per EFH Services, up to a maximum of [*****] hours per year during the first contract year of the Agreement and each year thereafter. Customer may carry over a maximum of [*****] of the unused hours from any one year however, the carry-over amount is [*****]. Therefore the maximum number of hours is [*****] in any given contract year following the first contract year. Every [*****] accrued in non-labor related expenses (e.g., travel time, shipping, materials, etc.) will be equivalent to one OWS hour. Any OWS Services provided in excess of the hours described above will be invoiced as Supplemental Work as per exhibit ‘H’.

3.6 All services will be performed in accordance with (1) AAA regulations, (2) OEM overhaul and repair manuals, (3) Azul Engine Maintenance Program, and such other particular condition as may be expressly mutually agreed to in writing by the Customer Azul and GE.

3.7 Turn Time Guarantee (“TAT Guarantee”). GE guarantees a [*****] Turn Around Time for shop visits at Strother and [*****] for shop visits to be performed at GE Celma (reducing to [*****] for the second, [*****] for the third year, and [*****] thereafter) as follows for the repair of Engines to a Performance Restoration Workscope in accordance with the terms herein. Turn time shall commence upon: [*****]. Turn Around Time shall end when the Engine is ready for Redelivery (as defined herein and evidenced solely by GE’s placement of the 8130 Tag, or equivalent governing agency compliance tag, on such Engine) and picked up from the Designated repair Station by GE’s or its contracted agent for shipment to Customer’s facility. GE shall add [*****] days to the Turn Around Time for Engines received with full [*****] attached. Changes to the Workscope may alter the committed Turn Around Time, which shall be mutually agreed upon at the time the changes are made. In the event of an Interruption of Service, then the guaranteed Turn Around Time shall be extended by the period of such delay. For purposes of this Article 3.7 only, “Interruption of Service” shall mean an interruption in the Servicing of the Engine due to: (a) circumstances described in Exhibit J, Article 2.0, “Excusable Delay”; (b) Customer’s failure to timely provide GE with information, records or parts to enable GE to proceed with the timely processing of the Engine: or (c) the Engine is delivered to GE with missing parts, and Customer or GE cannot immediately supply replacement parts for such missing parts. Such TAT guarantee shall be contingent upon GE’s use of Ratable Parts.

For the purpose of this Section 3.7, TAT shall be calculated on a 12 month rolling average basis.

If the TAT is greater than what had been stated above, the DRS shall develop a mutually agreeable action plan with the Customer and will implement such action plan as soon as practicable thereafter.

3.8 EGT Margin Guarantee - GE guarantees a [*****] EGTM as follows for the repair of Engines to a Performance Restoration workscope. Should the Performance Restoration workscope EGTM be [*****], Customer and GE will review the performance, inspection and workscope records to evaluate potential causes for the recorded EGTM. Customer and GE will mutually agree on follow up actions to remedy the condition including the option of reinducting the Engine into the shop for EGT margin correction. For the purpose of this Clause EGTM shall mean Exhaust Gas Temperature Margin (“EGTM”). GE further guarantees that during the first [*****] of an engine following a Performance restoration, the maximum stabilized EGT will not exceed the certified Limit. The certified limit is exceeded lf the engine will not achieve takeoff thrust without exceeding the certified limit for EGT

ARTICLE 4 – SUPPLEMENTAL WORK

4.1	Supplemental Work. Supplemental Work will include, but will not be limited to:

a.	Any and all Services not covered under Article 3 as Rate Per EFH Services;

b.	Any Services provided on Engines not eligible for Rate Per EFH Services;

c.	Services required as a result of:

(i)	An Aircraft Accident or Aircraft Incident;

(ii)	An act of God, military action or terrorist activity;

(iii)	Improper or negligent installation, operation, removal or maintenance of Customer’s Engine not in conformance with OEM manuals and experimental test applied to the Engine, unless performed by GE;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(iv)	The use of a non-GE [*****], part or repair;

(v)	Damage caused by transport of an Engine by unapproved method unless done so by GE or GE’s contractor;

(vi)	Removal and replacement of all non-GE parts;

(vii)	[*****] above and beyond what is covered in Article 3;

(viii)	The incorporation of [*****] not covered in Article 3;

(ix)	Engine [*****] programs or [*****] to another [*****]

(x)	Lease return conditions or sale of the Engine;

(xi)	Repair or replacement of [*****] components; or

(xii)	Replacement of [*****]

d.	Repair and maintenance services for Engine transportation stands and containers during shop visits; and

e.	Services provided at a shop visit for which Customer Delivered an Engine for Services against the advice and consent of GE’s Customer Program Manager or delegate unless it is determined after Delivery of the Engine that such shop visit does qualify as a Rate Per EFH Shop Visit under Article 3.2.

f.	In the event an Engine is delivered to GE for Supplemental Work Shop Visit, which includes Full Performance Restoration, GE will provide such shop visit services in accordance with the Rate per EFH Services, and any over and above (supplemental) charges will be invoiced accordingly as agreed to by the Parties at Workscope determination.

ARTICLE 5 – PRICING

5.1	Rate Per EFH Pricing. Unless otherwise stated, all rates and prices are in 2009 US Dollars. Rate Per EFH Services will be performed by GE at the Rate Per EFH as follows.

	[*****]		[*****]		[*****]		[*****]		[*****]		[*****]		[*****]
Popular rate	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Restored rate	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

The above [*****] incurred starting on May 1st 2009. The above [*****] is applicable to all EFH incurred since new.

•	Total [*****] Rate includes [*****]

•	Total [*****] includes [*****]

5.2	Rate Per EFH Operating Parameters. The Rate Per EFH is predicated on the following parameters:

Engines:	Utilization:	EFH/EFC Ratio:	[*****]	Altitude Adjusted
Ambient Temp:
Type: CF34-10E7	[*****] Average	[*****] hrs / 1 cycle	[*****] at a thrust
Qty: [*****] installed and [*****] spare Delivered in accordance with the Delivery Schedule set forth on Exhibits B, M and N [*****] Minimum Build = [*****]	EFH Per Year		rating of [*****] lbs.	[*****]

5.3	Rate Per EFH Adjustment.

a.	Escalation. This rate shall adjust on an annual basis in accordance with the escalation formula set forth on Exhibit C.

b.	Severity. The Rate Per EFH will be adjusted when there is a deviation from the parameters in Article 5.2 per the Price Adjustment Matrix. Customer will provide information regarding the above parameters on a monthly basis and in a mutually agreed upon format in accordance with Article 6.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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5.4 Supplemental Pricing. Supplemental Work Services will be performed by GE in accordance with pricing provisions set forth on Exhibit E. This rate shall adjust on an annual basis in accordance with the escalation formula set forth on Exhibit F.

5.5 [*****]. GE shall make available to Customer a maximum of [*****] of [*****]. These [*****] will be made available to Customer in the [*****] on the [*****] outlined in Exhibit L attached hereto.

[*****] for [*****] totaling [*****] shall be issued to the Customer within five (5) Days of Customer written request to GE subsequent to the issuance dates identified in the Exhibit L. For [*****], at the earlier of, end of the [*****] aircraft lease term or as of the date Customer returns aircraft to the lessor, Customer shall return such engine thrust levels to the [*****]. Such [*****] amounts are [*****] and are [*****] for any change in the operating parameters (including number and delivery dates of Engines) set forth in Article 5.2 that reduces the Contracted Hours. Contracted Hours are defined as the Annual Utilization multiplied by number of Engines multiplied by the number of years in the Term.

The remaining issued [*****] may only be [*****] by Customer towards (i) the purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only) agreement between Customer and GE for the maintenance or repair of Customer’s Engines, up to a maximum of [*****] of the invoice amount; (ii) up to a maximum of [*****] of the amount due under any Supplemental Work invoice issued under an OnPoint Solutions Rate Per EFH Agreement covering the Engines; or (iii) the purchase of up to [*****] CF34-10E7 spare engines up to a maximum of [*****] of [*****] may be used for each spare engine and will be available on the issuance dates identified in Exhibit L.

Such [*****] will be issued and valid only if Customer is current in all payments due and is otherwise not in material breach under this Agreement and any other applicable agreements to which [*****] are to be applied. GE shall be entitled to set off from such [*****] any outstanding obligation and amounts that are due and owing from Customer to GE (and not subject to a good faith dispute). Customer may carry over [*****]; however, [*****] must be applied by the end of the term of this Agreement. Any [*****] amounts outstanding at the end of the term of the Agreement will be canceled.

If an Engine is removed from the Agreement and has not incurred sufficient EFH to meet the Contracted Hours for that Engine. any remaining [*****] to be issued shall be reduced and, within thirty (30) Days of such Engine’s removal, Customer [*****] on a pro-rata basis based on EFH incurred and for which GE has received all Rate Per EFH Payments under this Agreement. By way of example only, if an Engine being removed has incurred and GE has received all Rate Per EFH Payments for [*****] and the total Contracted Hours for this Engine are [*****], then Customer shall [*****] such Engine as determined on a pro-rata basis based on the number of Engines covered by the Agreement. If GE has not received any Rate Per EFH Payments on the removed Engine, Customer shall [*****] allocated and [*****] such Engine as determined on a pro-rata basis based on the number of Engines covered by the Agreement.

In the event of termination of this Agreement due to any reason other than the material breach by GE, such [*****] will be cancelled and [*****] issued and applied as of the time of termination shall be [*****] to GE by Customer within thirty (30) Days of termination of this Agreement.

ARTICLE 6 – INVOICING AND PAYMENT

6.1	Rate Per EFH Payments.

Monthly Billing: [*****] of each month, Customer will provide to GE the Time Since New and Cycles Since New Hours by Engine serial number. Concurrently, GE and/or the Customer will provide to the other Party data on the average derate for each Engine in the previous month. Using this data. and the data provided by the Customer in the preceding [*****], GE will determine the average flight leg, annualized utilization. derate and Altitude Adjusted Ambient Temperature parameters for the previous quarter for each Engine. The Current escalated [*****] for each Engine will be adjusted in accordance with the Price Adjustment Matrix based on these parameters. This rate, [*****], will be provided to the Customer in the monthly invoice no later than the [*****] the month. For the sake of clarity, the first EFH invoice will consist of all hours back to the commencement date. Customer will make payment within [*****].

[*****] Customer will remit to GE, prior to Redelivery of each Engine, an amount [*****] by that Engine since delivery from manufacturer of the aircraft in which such Engine was originally installed

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(for a new installed Engine), or since delivery from manufacturer (for a new spare Engine), or since the last Rate Per EFH Shop Visit for that Engine, whichever occurred last, multiplied by the Current adjusted and escalated [*****]. In the event that Customer causes such payment to be made on its behalf by a third party, and such third party fails to pay some or all of the payment due to GE, then Customer will make the payment, in whole or in part, to make up the amount not paid. In the event that such payment is not paid in full, GE is not obligated to perform its obligations under this Agreement with respect to such Engine.

6.2	EFH Minimum.

The monthly average EFH minimum is the lowest point on the Price Adjustment Matrix.

a. [*****]: GE will compare the actual total EFH reported for each Engine during each calendar [*****] with the monthly minimum multiplied by [*****] If the reported actual EFH is less than the EFH minimum, GE will render an invoice and Customer will pay GE the difference times the applicable adjusted and escalated [*****]. Payment will be made within [*****] from the date of the invoice.

b. [*****]: At the time of an Engine’s Rate Per EFH Shop Visit, GE will compare the actual total EFH reported for such Engine since new or since the last Rate Per EFH Shop Visit with the required EFH minimum. If the reported actual EFH for such Engine is less than the cumulative EFH minimum accrued during such period, then GE will render an invoice and Customer will pay GE the difference times the applicable Current adjusted and escalated [*****].

c. Engine Removal: In the event of an Engine’s removal from this Agreement, or upon termination of this Agreement if an Engine has not had a Rate Per EFH Shop Visit, GE will compare the actual total EFH reported for such Engine since new or since the last Rate Per EFH Shop Visit with the required minimum EFH. If the reported actual EFH is less than the EFH minimum, GE will render an invoice and Customer will pay GE the difference times the applicable adjusted and escalated [*****] Rate. Payment will be made within [*****] from the date of the invoice.

d. If [*****] or more of Customer’s engine fleet fail to meet EFH minimum during any [*****] consecutive [*****] throughout the term of the Agreement, GE will render an invoice for all installed Engines which did not meet such EFH minimum, and Customer will pay GE the difference times the applicable adjusted and escalated [*****]. Payment will be made within [*****] from the date of the invoice. Any [*****] paid by the Customer under this clause will be credited back to the Customer at the time of a Performance Restoration Shop Visit.

e. For the sake of clarification, [*****] should not be considered for the EFH minimum calculation, unless it is installed in the Aircraft and, at this moment, the [*****] EFH will account for the installed [*****] that it has replaced.

6.3	Supplemental Work Payments.

a.	Initial Invoice: Upon completion of Supplemental Work Services, GE will issue an initial invoice for the Services which Customer will pay within [*****] of the date of invoice. All invoices shall be payable by Customer [*****] in satisfaction of GE’s performance of Supplemental Work Services.

b.	Final Invoice: Following Redelivery, GE will issue a final invoice for Supplemental Work Services based on actual charges to complete the Services, including any credits due Customer. Such invoice will be reconciled with the initial invoice and Customer’s payment. Customer will pay the final invoice within [*****] of the date of the invoice. All invoices shall be payable by Customer [*****] in satisfaction of GE’s performance of Supplemental Work Services.

6.4 Late Payment Remedies. Should Customer fail to make any payment when due, GE may [*****], compounded daily on any unpaid balance commencing on the next Day after the payment due date until such time as the payment plus the late payment charges are received by GE in full. Payments will be applied to any late payment fees then to the oldest outstanding amounts in order of succession. If Customer fails to make any payment, which is not the subject of a good faith dispute, when due, and does not cure such failure within [*****] of such due date, GE may terminate or suspend performance of all or any portion of this Agreement. In the event Customer’s account becomes delinquent or Customer’s credit status negatively changes, different terms of payment or other commercially acceptable assurances of payment may be applied.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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6.5 Payment. Considering that the use and/or installation of equipment and spare parts imported from the United States of America account for a significant portion of the Services and that GE Celma shall be responsible for performing the Services by it self or through other DRS throughout the term of the Agreement to restore Engines to Serviceable condition in accordance with the Repair Specification, the Workscope and the terms of this Agreement. all invoices and payments under this Agreement shall be made in Brazilian Reais in an amount equivalent to the USA Dollars values referenced hereunder, as determined by using the average buy rate for the United States Dollar as published by the Central Bank of Brazil through SISBACEN, PTAX-800, option 5, as of the date of payment by Customer under the terms of this Agreement. Payment shall be made [*****] by Customer to the bank account and address designated below:

GE Celma ltda

[*****]

[*****]

[*****]

CNPJ: 33.435.231/0001-87

ARTICLE 7 – FLEET MANAGEMENT

7.1 Program Manager. GE will assign Customer Program Manager who will be the point of contact for Customer with respect to Services and who will:

a.	Draft a Procedures Manual and submit it to the Customer for mutual approval; The Procedures Manual will define standard or routine operating procedures used during daily execution of this Agreement such as shipping and delivery instructions, routine communications, AOG procedures, technical performance reviews, Engine technical documentation standards, Engine and Parts configuration control and [*****] parts handling, and any other mutually agreed operating procedures. In the event of a conflict between the Procedures Manual and this Agreement. then this Agreement shall take precedence over the Procedures Manual.

b.	Work with the Customer, on a monthly basis, to develop a Removal Schedule and a shipment schedule which will identify by serial number the Engine(s) to be removed and shipped during the following [*****] month period, the anticipated reason for removal of each, and the schedule for Delivery.

c.	Work with the Customer to develop a Repair Specification which is consistent with the GE Workscope Planning Guide. Customization beyond the recommendations in the Workscope Planning Guide can be addressed but may result in an adjustment in the pricing set forth in Article 5. Any subsequent changes or amendments to the Repair Specification will be mutually agreed by the Parties and may result in an adjustment in the pricing set forth in Article 5.

d.	Work with Customer in developing as required Supplemental Workscope requirements.

e.	Managing and overseeing GE’s relationship with Customer with respect to this Agreement

f.	Take care of all issues related to Customer’s account as its single point of communications. In the event of absence of the assigned Customer Program Manager, GE will designate an acting program manager who will be knowledgeable in all Customer related Issues in order to oversee all work requirements.

g.	To be the focal point to ensure that GE fulfils its obligation to Customer under this Agreement.

h.	Customer and GE will hold meetings on a quarterly basis, or such other time frame as may be mutually agreed to by the Parties, at a location to be determined by the Parties to review any issues concerning this Agreement.

i.	Each Party shall ensure that all such meetings are attended by its appropriate representatives in order to facilitate discussion of each of the items listed above

7.2 Workscope. Prior to Induction. GE will prepare a Workscope in accordance with GE Workscope Planning II Guide, Repair Manual and Repair specification , Customer’s Aircraft/Engine Maintenance Program, Customer’s General Maintenance Manual and provide it to Customer for approval. Workscope shall incorporate the [*****] minimum build specification requirement of [*****] remaining before a next shop visit.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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7.3 Records. The GE record system will include documentation of all Services performed, Rework operations required and disposition of all Parts replaced. GE agrees to keep all records herein described in form and detail sufficient for accurate and expeditious administration of this Agreement and shall furnish Customer with the following records and reports, as applicable for each Shop Visit, upon the release of any Engine, Module or other Component to Customer (unless otherwise specified):

•	FAA Form 8130-3 Airworthiness Approval Tag and ANAC equivalent (Segvoo 003)

•	FAA Form 337 Major Repair and Alteration and ANAC equivalent (Segvoo 001).

•	FAA Airworthiness Directives Compliance Status Report,

•	Engine Life Limited Parts status,

•	Engine Modules Serial Number, Time and Cycles Since New / Overhaul,

•	Service Bulletin / Modification Incorporation Report,

•	List of Installed Accessories and Components including Times and Cycles (as required),

•	FAA Form 8130-3 or Segvoo 003 for each accessory / wiring harness repaired / modified / bench tested,

•	Engine Test Log,

•	Incoming Inspection report

•	Shop findings report

•	List of Engine Parts On / Off log (as required),,

•	Confirmation of engine long term preservation,

•	Open item list,

•	Life of all Life Limited Parts and/or time tracking Parts, i.e. list of hours and cycles (TSN, CSN, TSLSV, CSLSV, TSO, CSO), and

•	Powerplant Inventory Checklist

•	As required, accident and damage reports, including pictures and laboratory investigation results, will be issued by GE

7.3 Line Maintenance. Customer will provide all line maintenance and repair and line station support, consistent with Customer’s historical maintenance practices and OEM recommendations.

7.4 Monitoring Equipment. Customer will provide an automated method to transfer operational and maintenance data to GE for the monitoring and diagnosis of Engine condition. If the aircraft is equipped with air-to-ground equipment such as AGARS. the Customer will forward the data directly to the GE SITA/ARINC address. If air-ground equipment is not available, GE will work with Customer to establish an alternate electronic means of providing this data.

7.5 Designated Repair Station. The Designated Repair Station (“DRS”) will be Strother until December 31, 2012 GE will make reasonable efforts to place full overhaul capability into the Celma, Brazil shop for CF34-10E engines. Based on volume of demand for CF34-10E engine overhauls in Latin America, GE estimates capability to be achieved in the 2012/2013 timeframe. GE will make reasonable efforts to have a similar level of overhaul capability on the CF34-10E engine as it does on other product lines that are serviced at the Celma, Brazil shop. GE may change the DRS upon Customer’s consent, which shall not be unreasonably withheld or delayed provided such facility is properly certified and rated by the Approved Aviation Authority to perform the required services as required by the mutually approved workscope between Azul and GE and in accordance with the terms of the Agreement. GE may provide Services at a location other than a Repair Station including performance of repairs on-wing or on-site provided GE has obtained Azul’s prior written consent to perform such services at a location other than the DRS. If GE changes the DRS, Customer’s financial obligations, including related taxes, fees, import and customs duties (if any) under this Agreement will be no greater than if Services were performed at the initial DRS or Celma after December 31, 2012. If GE Celma is not operational by December 31st, 2012, GE and Customer will work on a mutual beneficial plan to resolve such delay in order to keep Customer’s financial obligations under this Agreement no greater than if Services were to be performed at GE Celma as of December 31, 2012.

7.6 Subcontracting. All Services performed under the Agreement will be performed by GE or its designated subcontractors at maintenance and repair facilities that are properly licensed, rated, certified by the AAA to perform the Services. GE will obtain Customer’s consent, pursuant to its General Maintenance Manual requirements, which shall not be unreasonably withheld or delayed, prior to subcontracting Services on an entire Engine assembly. However, GE shall not be required to obtain Customer’s consent to subcontract Services on individual components of an Engine. If GE does subcontract Services, the Customer obligations under this Agreement will be no greater than if such Services were performed at the DRS. Customer will, at its sole expense, have the right to review GE’s quality system audit report(s) for such subcontractor(s). Subcontracting of any Services will not relieve GE of its performance obligations set forth in this Agreement. GE shall remain responsible for any subcontractor’s performance thereof.

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7.7 Parts Replacement Procedures.

a.	Missing Parts. Upon Delivery, GE will notify Customer of any (A) components or LRU’s missing from Engines. GE will replace such missing items at Customer’s expense as Supplemental Work, unless Customer notifies GE in writing within a reasonable period of time of receiving GE’s notice that Customer wishes to furnish such missing items within a period of time specified by GE.

b.	Parts Replacement. GE will determine which parts are required to perform the Services and will provide all parts and materials (new or used Serviceable, including use of Rotable Parts) required to accomplish the Services. Each used Serviceable part will be a GE part of a similar age, value and utility to the removed Part. GE may issue compatible parts from GE’s Rotable Parts inventory to replace Customer’s parts requiring Services. Customer agrees to accept compatible Rotable Parts that are in compliance with the OEM Approved Repair Specification provided:

1. GE supplied replacement parts will be of equal or greater value and equal or latest configuration than that of the Part that is being replaced In order to maintain configuration and/or modification standard in accordance with the Customer’s General Maintenance Manual.

2. With respect to used, serviceable replacement parts, no incident/accident-related Parts from sources other than Customer shall be installed in any Engine.

3. Parties shall work to the best reasonable efforts to determine and identify LRU parts used from the pool, which have been removed multiple times in the previous 12 months. GE will work with Customer to determine the course of action for the LRU components identified with multiple removals.

c.	Life Limited Parts. All replacement Life Limited Parts will have complete back to birth traceability. GE will provide Customer with information about the previous owners for each replacement Life Limited Part if so applicable and requested. No replacement Life Limited Parts will be incident/accident-related, as evidenced by GE to Customer in accordance with the Customer’s General Maintenance Manual.

d.	GE will replace, as Supplemental Work, any LLP that GE receives from Customer without the required records. Prior to replacing such LLP, GE will notify Customer of any missing (or incomplete) records and allow Customer two business days to acknowledge and forward such missing or incomplete records, or GE may immediately replace such LLP without additional notice.

e.	Customer Furnished Equipment (“CFE”). For Supplemental Work only, upon GE’s prior approval on a case-by-case basis, Customer may supply parts to GE as CFE, if such parts are: (A) GE parts; (B) consistent with the approved Workscope; (C) provided with an AAA serviceability tag; and (D) ready for immediate use. Such CFE is subject to a material handling fee in accordance with Supplemental Work pricing in Exhibit E.

f.	Title to Parts or Material. GE furnished parts and material incorporated into an Engine will be deemed to have been sold to Customer and title to such parts and material will pass to Customer upon incorporation into such Engine. Risk of loss or damage to such parts and material will pass to Customer upon Redelivery of the Engine. Title to and risk of loss of any parts removed from the Engine that are replaced by other parts (including Repairable parts) will pass to GE upon incorporation of replacement parts into the Engine.

g.	Scrapped Parts. GE will dispose of all Scrapped Parts at its sole expense and without any further adjustment to Customer. For Supplemental work, Customer shall have final approval for determining if a part is BER.

7.8 Auditing. The appropriate aviation authorities and Customer’s representatives may at all reasonable times, audit the performance of Services. No such auditing shall constitute an acceptance of Services.

ARTICLE 8 – WARRANTY

8.1 Workmanship Warranties.

a.	Services Warranty

Rate Per EFH and Supplemental Work Services performed shall be free from defects in workmanship. Defects in workmanship will be remedied through continued performance of Services under the Agreement for the balance of the term thereof.

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For Engines repaired and Redelivered within [*****] calendar months preceding expiration of this Agreement, if Customer claims a defect in workmanship within either [*****] calendar months or [*****] EFH following Redelivery, whichever comes first. and a) Customer provides written notice to GE of such defect within [*****] of its discovery, and b) Customer ships to GE the part or component which gives rise to the claim, or. in cases in which shipment is commercially impracticable, makes such part or component reasonably available to GE’s personnel, and c) GE reasonably establishes that Customer’s claim is correct, GE will provide the following:

(i)	Repair or replacement of such defective workmanship using its own forces or subcontractor; provided that time spent by GE to correct defective workmanship shall not count towards workmanship guarantee period detailed in this Section 8. 1 or, upon prior written approval from GE, ii) pay Customer’s reasonable, direct costs for such repairs, but in no event shall such costs exceed GE’s internal costs of repair (For the avoidance of any doubt, Customer shall not be liable for expenses associated with the correction of defect in workmanship in accordance with the terms of this Section 8.1.) and iii) reimburse Customer for transportation expenses reasonably incurred and adequately documented by Customer in connection with the warranty claim. The warranty period for the repaired or replaced workmanship will be the remainder of the original warranty period.

b.	Conditions and Limitations – Applicable to Services Warranty

Any warranty for Engines or parts, LRU’s, components and material thereof, including the design, material or engineering defects of a manufacturer, will be the warranty, if any, of the manufacturer of such Engines or parts, LRU’s, components or material thereof.

The foregoing will constitute the sole remedy of Customer and the sole liability of GE for defective workmanship relative to Customer’s Engines. The liability of GE connected with or resulting from the Services warranty will not in any case exceed the cost of correcting the defect as provided above, and, upon the expiration of the shortest period described therein, all such liability will terminate. In no event will GE be liable for any special, expectation, consequential, incidental, resultant, indirect, punitive or exemplary damages (including loss of use, loss of profit or loss of revenue in connection with the Engines).

THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE).

8.2 Assignment of Warranties. Customer will assign to GE all applicable Engine warranties and guarantees using the Warranty Assignment Letter attached as Exhibit K. Upon termination of the Agreement. any such remaining warranties will be reassigned to Customer.

8.3 Pre-existing Warranties. Customer will assure that any requested repair of an Engine, accessory or component that is covered under a third-party warranty that is not assigned to GE will be performed directly by that person at no expense to GE. Notwithstanding the above, GE may accept a purchase order for the time and material repair of a warranted item from Customer or the person giving the warranty.

ARTICLE 9 – DELIVERY/REDELIVERY

9.1 Delivery. All Engines to be serviced will be delivered by Customer to GE. Such Engines will be shipped to GE for restoration to a serviceable condition in accordance with Customer’s schedule and operational requirements and the agreed to Shipment Schedule. If Customer holds any Engines beyond the timing set forth by the Shipment Schedule, then GE, at its sole discretion, will send an invoice to Customer for the [*****] per Article 6.1 or elect to remove the Engine held by Customer in accordance with Article 11.1.1.

9.2 External Engine Configuration. Prior to the first shop visit under this Agreement, the Parties shall agree upon an external Engine configuration specification. Upon Delivery of each Engine, GE will notify Customer of any deviations from the configuration specification of Engines Delivered for Service, and GE and Customer will work to resolve the deviations.

9.3 Engine Documentation. Upon Delivery of each Engine, Customer will provide to GE the information and records set forth in the Procedures Manual. Customer’s failure to timely furnish the required information may delay Induction of the Engine for Service, may cause an Excusable Delay and may result in premature LLP replacement. Upon receipt of Engine at GE facility, GE will inspect the Engine and complete a receipt condition report. Such report will be forwarded to Customer within five (5) business days after of engine delivery to GE facility. Report shall include notification of any Accessories/Components, LRU found to be missing or damaged in transit.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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9.4 Packaging. Customer is responsible for all packaging, labeling and associated documentation of the Engine at Delivery, in accordance with the International Civil Aviation Organizations (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air, and if the Engine is to be transported over the United States of America, the US Department of Transport Regulations 48 CFR 171-180. If required by applicable law or regulations, Customer will further provide a material safety data sheet to GE at Delivery of the Engine indicating any substances contained within the Engine to be consigned. Customer will indemnify, defend and hold harmless GE from all or any claims, liabilities, damages, judgments, costs, penalties, fines and/or any punitive damages imposed, alleged, or assessed by any third party against GE and caused by and to the extent of Customer’s non-compliance with this Article 9.4.

9.5 Shipping Stands. Customer will provide and maintain all shipping stands, shipping containers, mounting adapters, inlet plugs and covers, required to package the Engine for Redelivery. GE will return each engine stand with the engine that it was originally delivered with. In no event, GE shall return an engine stand to Customer that is not owned by Customer, unless agreed to between the Parties.

9.6 Redelivery. After completion of Services. GE will prepare and package the Engine for Redelivery to Customer and provide a Services records package that complies with AAA regulations within five (5) business days of redelivery. Customer will accept redelivery at Customer’s facility defined in associated Work Order and complete a redelivery condition report. GE will advise Customer of the completion of Services and will arrange for transportation to Customer designated facility. Such notice will be given five (5) days prior to the scheduled ship date. GE shall comply with the reasonable instructions of Customer as to markings to be placed on invoices, bills of lading, packing lists, correspondence and shipping containers.

ARTICLE 10 – ADDITION OF ENGINES

10.1 Addition of Engines. Customer and GE may agree to amend Exhibit 8 to add Engines to the Agreement after the Commencement Date. For each added Engine, Customer will provide information, including, but not limited to, Engine serial number, aircraft tail number, previous operator, current owner, operating time and fight cycles since new and, if applicable, operating time and fight cycles since last shop visit, historic derate information and thrust rating to be used. Added Engines that have not undergone a shop visit will be eligible for Rate Per EFH Services and Supplemental Services on the date of their addition to the Agreement. Added Engines that have undergone a shop visit are eligible for Supplemental Services as of the date of their addition to the Agreement and are eligible for Rate Per EFH Services either as of the date of the completion of the QSV or, the date of their addition to the Agreement if no QSV is necessary. GE will determine if such QSV is required based on an evaluation of the operating parameters of the Engine and other technical considerations. Such QSV shall be invoiced on a Supplemental Work basis. Engines that have previously and exclusively been maintained off wing by GE or one of its repair stations pursuant to a maintenance or repair service agreement will not require a QSV.

10.2 Adjustment of Rate. GE will evaluate the effect of any Engine’s addition on the Rate Per EFH taking into consideration effects on the fleet size, age and condition of the Engines and other commercial considerations and may adjust the Rate Per EFH accordingly upon mutual agreement. The adjusted Rate Per EFH will be incorporated into the Agreement by way of amendment and Customer will pay the adjusted Rate Per EFH for all EFH incurred by all Engines from the date such added Engine enters the Agreement.

10.3 Adjustment of Rate for Optional Engines and Leased Engines (Exhibit M and N). The Parties agree that any Engines added by mutual agreement per the terms of Exhibits M and N will be incorporated into the Agreement by way of amendment and it shall comply with all terms and conditions set forth in Exhibits M and N and applicable terms and conditions of this Agreement.

ARTICLE 11 – REMOVAL OF ENGINES

11.1 Removal of Engines. Customer may remove Engines from this Agreement upon advance written notice, if Customer is no longer operating the Engines and is no longer responsible for maintenance of the Engines for the following reasons:

a.	Bona fide sale or other bona fide transfer to an unaffiliated third party;

b.	Return to the Lessor; or

c.	If the Engine has been reasonably determined to be BER

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In all cases of Engine removal, GE and Customer must mutually agree on which Engine will be removed, unless Customer’s lessor dictates otherwise. Any Engine removal will be subject to reconciliation provisions set forth below.

11.1.1 GE may remove Engines from this Agreement in accordance with Article 9.1 hereof. In this case, Customer acceptance shall not be necessary.

11.2 Reconciliation:

1.	If a removed Engine has not undergone a shop visit for Rate Per EFH Services, Customer will pay GE, an amount equal to [*****] of the [*****], as escalated and adjusted in accordance with the terms of this Agreement, for every EFH since such removed Engine has been covered by the Agreement. GE will retain all [*****] payments received up to the time of removal;

2.	If a removed Engine has undergone at least one shop visit for Rate Per EFH Services, GE will calculate the total cumulative charges for all Rate Per EFH Services provided for such removed Engine as if such Services were provided on a Supplemental Work basis and the Supplemental Work pricing had applied (‘‘Supplemental Charges”). GE will then compare such Supplemental Charges to the [*****] payments received from the Customer for such removed Engine. If Supplemental Charges are greater than the [*****] payments received from the Customer for the removed Engine at the time of the Rate Per EFH Shop Visit less [*****], then GE will invoice Customer for the difference. On the other hand, if Supplemental Charges are lower than the [*****] payments received from the Customer for the removed Engine at the time of the Rate Per EFH Shop Visit, then GE will credit Customer for the difference. GE will also invoice Customer in an amount equal to [*****] of the [*****], as escalated in accordance with the terms of this Agreement, for the EFH incurred by such Engine since the last Rate Per EFH Shop Visit. Customer will pay the invoice within [*****] of receipt. GE will retain all [*****] payments received up to the time of removal.

GE agrees that if Customer removes an Engine from the Agreement due to the end of a leasing contract with a lessor, and if by that moment. Customer adds an Engine to the Agreement to compensate GE for the loss of a removed Engine, GE will evaluate the impact of the removal as well as the addition of new Engines, and will enter into good faith negotiation with Customer. in order to mitigate some of the reconciliation fees set forth in articles 11.2.a and 11.2.b above. If Parties does not reach an agreement after negotiating in good faith, Customer acknowledges and consents that reconciliation as per the terms of Section 11.2 (a) and (b) hereof shall apply to such removed Engines. GE will retain all [*****] payments received up to the time of removal.

11.3 Adjustment of Rate:

GE will evaluate the effect of any Engine’s removal on the Rate Per EFH taking into consideration effects on the fleet size, age and condition of the Engines and may adjust the Rate Per EFH accordingly upon mutual agreement. The adjusted Rate Per EFH will be incorporated into the Agreement by way of amendment and Customer will pay the adjusted Rate Per EFH for all EFH incurred by all Engines from the date of the Engine removal.

ARTICLE 12 – TERMINATION

12.1 Insolvency. Either Party may terminate or suspend performance of all or any portion of this Agreement if the other Party: (A) makes any agreement with any of other Party’s affiliated and/or related companies as creditors due to its inability to make timely payments of its debts; (B) enters into bankruptcy or liquidation, whether compulsory or voluntary; (C) becomes insolvent; or (D) becomes subject to the appointment of a receiver of the whole or material part of its assets. If such termination should occur, Customer will not be relieved of its payment obligation for Services rendered hereunder.

12.2 Material Provisions. Either Party may terminate this Agreement upon ninety {90) Days written notice to the other for failure to comply with any material provision of this Agreement, unless the failure will have been cured or the Party in breach has substantially effected all acts required to cure the failure prior to such ninety (90) Days.

12.3 Other Agreements. Customer’s material breach of this Agreement, if not cured hereunder, will. at GE’s option, be a material breach of all other agreements and contracts between Customer and GE. In such an event. GE may: (A) suspend performance under this Agreement, and any or all of the other agreements and contracts until a reasonable time after all defaults have been cured; (B) require Customer to [*****] Fleet terminate this Agreement and any or all other such agreements and contracts; and/or (D) pursue any other remedy with respect to this Agreement or the other agreements and contracts which the law permits.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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12.4 Maximum Removals. If the number of Engines decreases to less than [*****] of the highest number of Engines at any time during the term of this Agreement. GE may terminate this Agreement.

12.5 Payment for Services Performed. In the event of termination of this Agreement for any reason, Customer will pay GE, in addition to any other remedy allowable under this Agreement or applicable law, for all Services or work performed by GE up to the time of such termination under the applicable terms and prices of this Agreement including all costs, fees, and charges incurred by GE in providing support and material under this Agreement including lease engines. In addition, the terms of the reconciliation of Rate Per EFH Payments under the removal of Engines provisions of Article 11 will apply.

12.6 Work in Process, Redelivery of Customer’s Engines. Upon the termination or expiration of this Agreement, GE will complete all work in process in a diligent manner and Redeliver all Engines, parts and related documentation, provided that Customer (a) has paid in full all charges for all such Services and material, plus all costs, fees and penalties, incurred by GE in providing support. including any lease engines, and (b) has returned all lease engines provided under this Agreement.

12.7 Minimum EFH Utilization. If [*****] of installed engines is not meeting the monthly EFH minimum at any time during the term of this Agreement. GE may terminate the Agreement.

12.8 Termination due to Change in the Currency of Reference - If the use of US Dollars as the currency of reference for payments in Reais under this Agreement pursuant to Article 6.5 is changed due to a change on Brazilian law and or Brazilian regulations on the subject, the Parties shall work together in good faith to develop an alternative solution to this issue. If the Parties are unsuccessful in developing an alternative resolution, either party shall be entitled to cause the immediate termination of this Agreement upon a thirty (30) day prior written notice to the other party without paying any damages or indemnity to in connection with such termination.

ARTICLE 13 – REPRESENTATIONS

13.1 Customer represents to that it is a corporation, duly organized, validly existing and in good standing under the laws of Brazil. GE represents that it is a corporation, duly organized, validly existing and in good standing under the laws of State of Delaware.

13.2 Customer and GE each represent that the execution and delivery of this Agreement has been duly and validly authorized by all requisite action on their part. This Agreement has been duly executed and delivered on behalf of Customer and GE, and constitutes a legal, valid and binding obligation of Customer and GE enforceable in accordance with its terms.

13.3 Customer and GE each represent that they have had an opportunity to review this Agreement and consult with legal counsel prior to execution, and the final form of this Agreement is the result of good faith, arms length negotiations. Customer and GE each represent that this Agreement is fair and commercially reasonable, and is an ordinary maintenance agreement in their respective industries. Customer further represents that this Agreement is supported by mutual consideration and promises that benefits Customer even though GE may only be required to provide minimal Service during any given month. Similarly, GE represents that this Agreement is supported by mutual consideration and promises that benefits GE even though GE may be required to provide extensive Service during any given month.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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ARTICLE 14 – GENERAL TERMS AND CONDITIONS

The General Terms and Conditions are set forth on Exhibit J.

IN WITNESS WHEREOF, The parties hereto have executed this Agreement as of the day and the year first above written.

GE ENGINE SERVICES, INC.		Azul Linhas Aereas Brasileiras S.A.

By:	/s/ Douglas J. Izarra	By:	/s/ Gerald B. Lee

Printed Name:	Douglas J. Izarra	Printed Name:	Gerald B. Lee

Title:	General Manager – Latin America	Title:	Director

GE Celma Ltda.

By:	/s/ Marcelo Luiz da Silva Soares

Printed Name:	Marcelo Luiz da Silva Soares

Title:	CEO

By:	/s/ João Batista Guimaráes Moragas

Printed Name:	João Batista Guimaráes Moragas

Title:	CFO

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EXHIBIT A: DEFINITIONS

Capitalized terms used in the recitals and elsewhere in the Agreement but not otherwise defined in this Agreement will have the following meanings:

“Agreement”- This Rate Per EFH Engine Services Agreement, as the same may be amended or supplemented from time to time, including all its Exhibits.

“Aircraft Accident” - An occurrence caused by the operation of an aircraft in which any person suffers a fatal injury or serious injury as a result of being in or upon the aircraft or by direct contact with the aircraft or anything attached to the aircraft, or in which the aircraft receives substantial damage or a third party’s property is damaged in any way.

“Aircraft Incident” - An occurrence, other than an Aircraft Accident, caused by the operation of an aircraft that affects or could affect the safety of operations and that is investigated and reported.

“Airworthiness Directive” or “AD” - A document issued by the AAA having jurisdiction over the Engines, identifying an unsafe condition relating to such Engines and, as appropriate, prescribing inspections and the conditions and limitations, if any, under which the Engines may continue to operate.

“Approved Aviation Authority” or “AAA”- As applicable, the Federal Aviation Administration of the United States (‘‘FAA’’), the European Aviation Safety Authority (“EASA”), ANAC or, as identified by Customer and agreed in writing by GE, such other equivalent foreign aviation authority having jurisdiction over the performance of Services provided hereunder.

“Beyond Economic Repair” or “BER” - When the cost, calculated on a Supplemental Work basis, to restore an Engine to the requirements of the Repair Specification [*****] of the fair market value of a comparable Serviceable Engine.

“CLP” -The manufacturer’s Current catalog or manufacturer’s Current list price pertaining to a new Engine or part thereof.

“Current” - As of the time of the applicable Service or determination.

[*****]

“Day” - Calendar day unless expressly stated otherwise in writing. If performance is due on a recognized public holiday, performance will be postponed until the next business day.

“Delivery” – (i) For Engines serviced at GE Celma shop, the arrival of an Engine together with all applicable records and required data [*****], International Chamber of Commerce, Incoterms 2000, at [*****], whereby Customer fulfills the obligations of seller and GE fulfills the obligations of buyer; and (ii) For Engines serviced at any other Designated Repair Station, the arrival of an Engine together with all applicable records and required data [*****], International Chamber of Commerce, [*****], at the [*****], whereby Customer fulfills the obligations of seller and GE fulfills the obligations of buyer. “Deliver” will mean the act by which Customer accomplishes Delivery.

“Designated Repair Station” or “DRS” - The primary Repair Station designated by GE where GE performs Services on Engines.

“Dollars” or “$” - The lawful currency of the United States of America.

“Engine” - Each bare engine assembly or, as applicable, Engine module, which is the subject of this Agreement and identified in Exhibit B, [*****] as described in the engine manufacturer’s specification manuals.

“Engine Flight Hour” or “EFH” - Engine flight hour expressed in hourly increments of aircraft night from wheels up to wheels down.

“Foreign Object Damage” or “FOD” - Damage to any portion of the Engine caused by impact with or ingestion of a non-Engine object such as birds, hail, ice or normal runway debris. FOD may be further classified as a “Major FOD”, which means FOD that causes an out of limit condition per the Aircraft Maintenance Manual, and which, either immediately or over time, requires the Engine to be removed from service or prevents the reinstallation of the Engine.

“Induction” - The date work commences on the Engine at the DRS when all of the following have taken place: (i) GE’s receipt of the Engine and required data (ii) Parties’ approval of the Workscope (iii) Parties’ agreement on use of the Customer Furnished Equipment: and (iv) receiving inspection (including pre-testing if needed).

“Life Limited Part” or “LLP”- A part with a limitation on use established by the OEM or the AAA, stated in cumulative EFH or cycles.

“Line Replaceable Unit” or “LRU” - A major control or accessory that is mounted on the external portion of an Engine. which can be replaced while the Engine is on-wing.

“New Engine” - An Engine which has not undergone a shop visit, which has less than 100 EFH since new and which contains only GE approved parts and GE approved repairs.

“OEM” - The original manufacturer of an Engine or part thereof.

“Performance Restoration”- The Services performed during a shop visit in which, at a minimum, the combustor and high-pressure turbine are exposed and subsequently refurbished, consistent with the Repair Specification.

“Price Adjustment Matrix”- The matrix set forth on Exhibit D by which the Rate Per EFH is adjusted based on Customer’s operating parameters.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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“Procedures Manual” - A separate document, not part of this Agreement, which provides detailed procedures and guidance for the administration of the Agreement. In case of conflict between the Procedures Manual and the Agreement, the Agreement will prevail.

“Qualifying Shop Visit” - A Repair Station visit during which the initial Performance Restoration is performed on an Engine on a Supplemental Work basis and which shall include the removal of all non-GE parts and non-GE approved LRU’s, parts and repairs. The purpose of the Qualifying Shop Visit is to qualify such Engine for the Rate Per EFH fixed rate pricing for subsequent shop visits.

“Rate Per EFH”- The [*****] and the [*****] as set forth in Article 5.

“Rate Per EFH Services” - Those Services provided pursuant to Article 3.

“Rate Per EFH Payments” - Any payments made pursuant to Article 6.

“Redelivery”·- (i) For Engines serviced at GE Celma shop, the shipment of a Serviceable Engine with legally required certifications. DDP, International Chamber of Commerce, [*****], at [*****], whereby Customer fulfills the obligations of buyer and GE fulfills the obligations of seller; and (ii) For Engines serviced at any other Designated Repair Station, the shipment of a Serviceable Engine with legally required certifications, [*****], International Chamber of Commerce, [*****], at the [*****], whereby Customer fulfills the obligations of buyer and GE fulfills the obligations of seller. “Redeliver” will mean the act by which GE completes Redelivery.

“Removal Schedule” -The schedule jointly developed by GE and Customer for Engine removals for Services or Engine removal from operation.

“Repair Specification” - The mutually agreed repair specification which establishes the minimum baseline to which an Engine or part thereof will be inspected, repaired, modified, reassembled and tested to make and Engine Serviceable. Such Repair Specification will meet or exceed the recommendations of the OEM’s operational specifications, applicable OEM maintenance or overhaul manuals and Customer’s maintenance plan that has been approved by the AAA.

“Repair Station” - One or more of the repair facilities owned by GE or its affiliates, now or in the future. which are certified by an appropriate AAA to perform the applicable Service hereunder. A list of such repair facilities will be provided upon request.

“Repairable” - Capable of being made Serviceable.

‘‘Rotable Part” - A new or used Serviceable part drawn from a common pool of parts used to support one or more customers. A Rotable Part replaces a like part removed from an Engine when such removed part requires repair.

‘‘Scrapped Parts” - Those parts determined by GE to be Unserviceable and BER.

“Service(s)” - With respect to an Engine or part thereof, all or any part of those maintenance, repair and overhaul services provided under this Agreement as either Rate Per EFH Services or Supplemental Work Services. “Serviced” will be construed accordingly.

“Service Bulletin” or “SB” - The document issued and identified as a Service Bulletin by an OEM to notify the operator of modifications, substitution of parts, special inspections, special checks, amendment of existing life limits or establishment of first time life limits, or conversion of an Engine from one model to another.

“Serviceable” - Meeting all OEM and AAA specified standards for airworthiness.

“Shipment and Induction Schedule” - The schedule jointly developed by GE and Customer for an unserviceable Engine to be shipped by Customer to GE for Services and to be inducted at DRS. If GE and Customer fail to agree to a Ship Schedule within 14 days of an Engine removal, then GE, at its sole discretion, will send an invoice to Customer for the [*****] per Article 6.1 or elect to remove the Engine held by Customer in accordance with Article 11.1.1.

“Supplemental Work Services” - Those Services provided pursuant to Article 4.

“Termination” - The ending of this Agreement before the expiration of the Initial Term or extension thereof.

“Unserviceable” - Not meeting all OEM and AAA specified standards for airworthiness.

“Used Engine” - An Engine which has undergone a shop visit or which has more than 100 EFH since new.

“Workscope” - The document written by GE and approved by Customer describing the prescribed repair or approach to repair of an Engine to meet the requirements of the Repair Specification, including appropriate reliability and performance enhancements.

“Workscope Planning Guide” - The document published by GE Aviation which describes the “on condition” maintenance concept for the engines. This document communicates the timing and extent of work required to enable operators to achieve reliability, performance, and maintenance cost goals.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT B: ENGINES COVERED

Customer will maintain a spare Engine(s) to installed Engines ratio of not less [*****] rounded up to the next whole Engine, during the term of this Agreement. However, GE will work with Customer if the ratio falls [*****]

Embraer Aircraft Order Delivery Schedule

A/C Qty.	Engine / Aircraft Type	Delivery Date
[*****]	[*****]	Jan 2009
[*****]	[*****]	Feb 2009
[*****]	[*****]	Dec 2008
[*****]	[*****]	Feb 2009
[*****]	[*****]	Feb 2009
[*****]	[*****]	May 2009
[*****]	[*****]	May 2009
[*****]	[*****]	Jun 2009
[*****]	[*****]	Oct 2009
[*****]	[*****]	Jan 2010
[*****]	[*****]	Feb 2010
[*****]	[*****]	Apr 2010
[*****]	[*****]	May 2010
[*****]	[*****]	Jun 2010
[*****]	[*****]	Jul 2010
[*****]	[*****]	Aug 2010
[*****]	[*****]	Oct 2010
[*****]	[*****]	Nov 2010
[*****]	[*****]	Jan 2011
[*****]	[*****]	Feb 2011
[*****]	[*****]	Mar 2011
[*****]	[*****]	Apr 2011
[*****]	[*****]	May 2011
[*****]	[*****]	May 2011
[*****]	[*****]	Jun 2011
[*****]	[*****]	Jul 2011
[*****]	[*****]	Aug 2011
[*****]	[*****]	Sep 2011
[*****]	[*****]	Oct 2011
[*****]	[*****]	Nov 2011
[*****]	[*****]	Dec 2011
[*****]	[*****]	Jan 2012
[*****]	[*****]	Feb 2012
[*****]	[*****]	Mar 2012
[*****]	[*****]	Apr 2012
[*****]	[*****]	May 2012

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****] Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date
[*****]	[*****]	Feb 2009
[*****]	[*****]	June 2009
[*****]	[*****]	Oct 2009
[*****]	[*****]	July 2010
[*****]	[*****]	May 2011
[*****]	[*****]	Dec 2011
[*****]	[*****]	May 2012

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT C: RATE ADJUSTMENT

The Rate Per EFH will be adjusted for fluctuation of the economy as described below:

Year of Operation (“YO”) will be identified as a given year of calendar operation. The prices for any YO will be adjusted in accordance with the following formula:

[*****]

Where:	[*****]

Composite Index YO = [*****]

Labor Index YO = [*****]

Where:	YO-1 = Year prior to YO
BY = Base Year, which will be [*****]
BY-1 = Year prior to BY

The calculation of Pn for any YO will be made effective January 1 of the YO.

Labor Index = the twelve (12) point weighted average of ECI 336411W” Labor Index (North American Industrial Classification System (NAICS) Code 336411, (BLS code: CIU2023211000000I), base month and year December [*****] = 100), as published by the Bureau of Labor Statistics, U.S. Department of Labor, rounded to the second decimal place, for the twelve (12) month period ending on the last day of June of each year. Should the U.S. Department of Labor revise the methodology used for the determination of the values to be used to determine this index, cease publishing this index, or for any reason has not released values needed to determine the applicable price adjustment, GE will select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non governmental United States organizations. Appropriate revisions of the formula will be made as required to reflect any substitute values.

Spare Parts Index YO = the compounded percentage price change from the BY to the YO, calculated using the annual average price changes published by GE for the CF34-10 Spare Parts Price Catalog, and rounded to the first decimal place. For example, and for illustrative purposes only, if the YO were 2001, and the published average Spare Parts Catalog price changes were an increase of [*****] Spare Parts Catalog, an increase of [*****] Spare Parts Catalog, and an increase of [*****] Spare Parts Catalog, the Spare Parts Index YO would be [*****] calculated as follows: [*****].

All Rates are also subject to economic price adjustments on January 1 of each year based upon the cumulative change in these indices with weightings as shown: For cumulative changes in the Composite Index set forth below less than or equal to [*****], the Rate Per EFH will be adjusted by the cumulative percentage change in the composite index. For cumulative changes in the Composite Index set forth greater than [*****], but less than or equal to [*****] the Rate Per EFH will be adjusted by [*****]. However, on an annual basis, for changes in the Composite Index greater than [*****], the Rate Per EFH will be adjusted by [*****], plus [*****] of the changes greater than [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT D: PRICE ADJUSTMENT MATRIX

When the actual operating parameters do not precisely equal the values on the tables, severity will be calculated by [*****] The resultant severity value [*****] The final severity applied will be [*****]

Should Customer’s actual operating parameters go beyond the furthest points of the table provided, GE shall adjust the table to cover Customer’s updated operating parameters. Such adjusted table will be applied retroactively to the time Customer’s operating parameters moved beyond the points provided and, if applicable, GE shall invoice or provide a credit to Customer for any amounts that would have been applicable if the rates on such table had been in effect at the time the flight hours were incurred.

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT E: SUPPLEMENTAL WORK PRICING

1.	Direct Labor Charges at the DRS: Charged in accordance with the Fixed Price Labor set forth in Exhibit G.

2.	All Other Labor Charges Not Specified in Exhibit G

[*****] per labor hour

3.	Charges For Parts and Material (GE furnished, unless stated otherwise)

Type Of Material	Price	Handling Fee

New Parts (Including LL	CLP	[*****]

Rotable Parts	Price of the repair when applicable	[*****]

Customer Furnished Equipment	Not Applicable	[*****]

Type Of Material	Price	Handling Fee

Used Serviceable Parts	[*****] of CLP	[*****] CLP

Subcontracted Services	Subcontractor Invoice	[*****] of Invoice

4.	Component And Accessories Repair:

Per GE Component Repair Directory or Accessory Repair Catalog pricing in effect at time of repair.

5.	Test Cell Usage Charges

[*****] per test, plus labor, fuel, oil and other material

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT F: SUPPLEMENTAL WORK PRICING – ANNUAL ADJUSTMENT

1.	Basis:

All prices are stated in [*****] United States Dollars and are effective through [*****]

2.	Escalation of Hourly Labor Rates, Fixed Price Labor Charges and Test Cell Usage Charges:

On [*****] and every [*****] of successive years, hourly labor rates, fixed price labor charges and test cell usage charges set forth in the following pricing schedules will be adjusted by an amount [*****] in the 12 point weighted average of the “Employment Cost Index for Workers in Aerospace Manufacturing” (North American Industrial Classification System (NAICS) Code 336411(BLS code: CIU2023211000000I)) as released by the US Department of Labor, Bureau of Labor Statistics for the twelve (12) month period ending 31 June of the prior year as compared to the average of the twelve (12) month period ending 31 June of one (1) year previous; provided however, that any [*****] which is less than zero (0) will, for purposes of this Agreement, be deemed equal to zero (0). Should the U.S. Department of Labor revise the methodology used for the determination of the values to be used to determine this index, cease publishing this index, or for any reason has not released values needed to determine the applicable price adjustment, the parties will agree on selection of a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non governmental United States organizations. Appropriate revisions of the formula will be made as required to reflect any substitute values. Each such increase will be effective as to Services performed on or after the relevant change date.

3.	Escalation of Maximum Charge for Handling Fees

GE reserves the right to increase maximum charge for the Handling Fees set forth in the preceding schedules by values [*****] in the aggregate CLP; provided however, that any [*****] which is less than zero (0) will, for purposes of this Agreement, be deemed equal to zero (0). Each such increase will be effective as to Services performed on or after the relevant change date. For the avoidance of any doubt, the percentage will not be subject to escalation but only the maximum amount.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT G: SUPPLEMENTAL WORK PRICING – FIXED PRICE LABOR SCHEDULE -

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT H: SUPPLEMENTAL ON-WING SUPPORT

SERVICES

GE On Wing Support, Inc., will provide on wing support technicians, along with special tooling, to perform flight-line services, on wing and off wing inspection, maintenance, and repair of Engines as specified in a mutually executed work order by Customer. Such Engine support services may be provided, as designated by Customer and agreed by GE at Customer’s facilities or at repair facilities owned by GE On Wing Support, Inc. or its affiliates. All Services provided shall be in accordance with its standard commercial quality control policies, procedures, and practices. A turn-time estimate for each workscope for acceptance by Customer prior to beginning of Services will be provided.

FIXED WORKSCOPE PRICING

Fixed Prices for Workscopes provided by GE On Wing Support, Inc. include the labor charges involved in preparation and execution of the workscope requiring normal manpower and tooling in normal work conditions. It does not include consumables or other charges that may be applicable. Prices are stated in year [*****] U.S. Dollars and will remain in effect for the noted calendar year. After the initial term, GE On Wing Support will quote its Current list prices.

CF34-10 Fixed Workscope Pricing
[*****]
Replacement of:
Accessory Gearbox	[*****	]
Transfer Gearbox	[*****	]
Fan Blade Change and Lubrication (Same Set)	[*****	]
Fan Blade Change and Lubrication (Change Set & Verify Balance)	[*****	]
LPT	[*****	]
LPT + HPT	[*****	]
Fuel Nozzles (Full Set - Off Wing)	[*****	]
Fuel Nozzles (Full Set - On Wing)	[*****	]

Borescopes:
Complete	[*****	]
Complete + Vídeo	[*****	]
Hot Section (HPT, Stg 1 Nozzles & Combustor)	[*****	]
Borescope Blending - Off Wing Only (per day)	[*****	]

Other Workscopes:
Engine Change	[*****	]
Engine Change with [*****] Swap	[*****	]
Powerplant [*****] Builds	[*****	]
Top Case	[*****	]
Top case + bottom case	[*****	]
VSV Dynamic Rig Check	[*****	]
Static Rig Check VSV/VBV system	[*****	]
Fan Trim balance	[*****	]
Fan Case Abradable Grind	[*****	]
ECU Software Upgrades	[*****	]
Engine Receiving/Prep-To-Ship	[*****	]
Engine Preservation	[*****	]

Other pricing applicable for Engine maintenance provided by GE On Wing Support, Inc

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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A.	Workscope Pricing and Deployment

1)	If additional workscopes not listed in the fixed price workscope schedule are required, they will be priced and quoted prior to beginning of work. The fixed rate workscope schedule pricing covers all technician repair activity, preparation and deprep requiring normal manpower and tooling in normal work conditions. Reasonable additional charges may apply for unusual engine or work conditions.

2)	For Services performed at a location other than a station owned by GE On Wing Support, Inc. at the direction of Customer, the following deployment charges may be accessed unless a fixed price is agreed for a specific deployment:

a)	Travel time for domestic travel from a GE On Wing Support site will be invoiced at the rate of [*****] per technician per day. Additional charges will apply for international deployments.

b)	Travel and living expenses will be charged at actual price, plus a [*****] administrative fee. Miscellaneous expenses may be charged at a reasonable per diem rate.

c)	Charges for shipping tooling to job site will be billed at [*****] cost.

3)	Should a delay outside the control of GE On Wing Support, Inc occur which results in technician idle time necessitating an additional unplanned overnight stay, Customer may be charged [*****] per day per technician in addition to the applicable travel and living costs.

4)	Engine Unloading/Loading/Prep-To-Ship Fee is applicable to all engines that must be unloaded and prepped for shipment by OWS.

5)	For deployment requested within [*****] hours of initial contact or [*****], an expedite fee of [*****] of the total invoice will be applied.

6)	Parts ordered for agreed workscope will be per standard Unit Pack Quantity (UPQ); parts not consumed as part of the agreed workscope will be turned over to Customer.

7)	When GE OWS agrees to deploy technicians to facilities designated by Customer, it may, at its option, make arrangements to provide security for its and its affiliates’ employees to the extent it views it necessary to meet a potential security threat or situation. Customer agrees to bear all reasonable additional cost for security arrangements.

B.	Material and Subcontractor

GE On Wing Support, Inc. furnished material or subcontracted services required for Services performed on Customer’s Equipment at the direction of Customer shall be charged at acquisition cost plus a [*****] fee with a maximum of [*****] per line item.

C.	Supplemental OWS Labor Hourly Billing

Direct labor for services performed is [*****].

Customer will be entitled to use any remaining OWS hour as per article 3.5 herein towards any of the supplemental OWS invoice.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT I: LINE REPLACEABLE UNITS

The following list contains [*****] that are [*****] during a Rate Per EFH Shop Visit in accordance with Article 3.1(e).

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT J: GENERAL TERMS AND CONDITIONS

1.0	LIMITATION OF LIABILITY AND INDEMNIFICATION

1.1 Total Liability. The total liability of GE for any and all claims, whether in contract, warranty, tort (including negligence but excluding willful misconduct and gross negligence), product liability, patent infringement or otherwise, for any damages arising out of, connected with or resulting from the performance or non-performance of any Service or from the manufacture, sale, Redelivery, resale, repair, overhaul, replacement or use of the Engine or any item or part thereof, will not exceed the price allocable to the repaired or overhauled item, part or Service which gives rise to the claim. Notwithstanding the foregoing, in no event will GE have any liability hereunder, whether as a result of breach of contract, warranty, tort (including negligence but excluding willful misconduct and gross negligence), product liability, or otherwise, for any special, consequential, incidental, resultant or indirect damages, (including, without limitation, loss of: use, profit, revenue or goodwill) or punitive or exemplary damages.

In no event will GE have any liability hereunder, whether as a result of breach of contract, warranty, tort (including negligence), product liability, patent liability, or otherwise, for the design, material, workmanship, engineering defects or product liability and any damages whatsoever, including damages to personal property and for personal injury or death, caused in any way by the manufacturer of an Engine, or the parts, LRU’s, components or material, thereof, or related thereto.

In the event Customer uses non-GE parts or non-GE approved LRU’s, parts or repairs in an Engine and such LRU’s, parts or repairs cause personal injury, death or property damage to third parties, Customer shall indemnify and hold harmless GE from all claims and liabilities associated therewith. The preceding indemnity shall apply whether or not GE was provided a right under this Agreement to remove such LRU’s, parts or repairs, and irrespective of the exercise by GE of such right.

The limitation of liability contained in this Article 1.1 shall not apply to any liability on the part of GE in connection with third party claims, in respect to death or personal injury, alleging in whole or in part, the actual negligence of GE in workmanship.

1.2 Definition. For the purpose of this Article 1, the term “GE” is deemed to include GE and its parent and affiliated companies, the subcontractors and suppliers of any Services furnished hereunder, and the directors, officers, employees, agents and representatives of each.

2.0	EXCUSABLE DELAY

2.1 Excusable Delay. Either Party will be excused from, and will not be liable for, any delay in performance or failure to perform hereunder (except for the obligation to pay money or credit or debit an account which will not be excused hereunder), and will not be deemed to be in default for any delay in or failure of performance hereunder due to causes beyond its reasonable control. Such causes will be conclusively deemed to include, but not be limited to acts of God, fire, terrorism, war (declared or undeclared), severe weather conditions, earthquakes, epidemics, material shortages, insurrection, acts or omissions of the other Party, any act or omission by any governmental authority, strikes, labor disputes, acts or threats of vandalism or terrorism (including disruption of technology resources), or transportation shortages (each an “Excusable Delay”). [*****]

2.2 Continuing Obligations. Section 2.1 will not, however, relieve either Party from using its best commercial efforts to avoid or remove such causes of delay and continue performance with reasonable dispatch when such causes are removed. During the period of an excusable delay, GE will have the right to invoice Customer for Services performed, and Customer will pay all such invoices net thirty (30) Days.

2.3 Extended Delay Termination. If delay resulting from any of the foregoing causes extends for more than [*****] and the Parties have not agreed upon a revised basis for continuing the Services, including any adjustment of the price, then either Party, upon sixty (60) Days written notice to the other, may terminate the performance of Services with respect to the Engine for which Services were delayed.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.0	NOTICES

3.1 Acknowledgment. All notices required or permitted under this Agreement will be in writing and will be delivered personally, via first class return receipt requested mail, by facsimile, by courier service, or by express mail, addressed as follows, or to such other address as either Party may designate in writing to the other Party from time to time:

GE Engine Services, Inc.	Azul Linhas Aereas Brasileiras

Attn:	Attn:

Phone:	Phone:
Fax:	Fax:

Copy to:	Copy to:
Senior Counsel, GE Engine Services Inc.
MD F-125, Cincinnati, Ohio 45215

GE Celma Ltda.

Attn:

Phone:
Fax:

Copy to:
Senior Counsel, GE Engine Services Inc.
MD F-125, Cincinnati, Ohio 45215

3.2 Effect of Notices. Notices will be effective and will be deemed to have been given to (or “received by”) the recipient: (A) upon delivery, if sent by courier, express mail, or delivered personally; (B) on the next business day following receipt, if sent by facsimile; or (C) on the fifth (5th) day after posting (or on actual receipt, if earlier) in the case of a letter sent prepaid first class mail.

4.0	TAXES AND OTHER:

4.1 Taxes, Duties or Charges. In addition to the price for the Services and save otherwise as expressly provided in this Agreement, Customer will pay to the appropriate authority or to GE, as applicable, upon demand, any Federal, State, Municipal, local or foreign taxes (including sales, use, ad valorem, excise, turnover or value added taxes), duties, fees, charges, imposts, tariffs, tax on circulation or transfer or assessments of any nature (but excluding taxes assessed on the income, profits or gains) as in force today or created, altered, or otherwise introduced in the future (“Taxes”), assessed or levied in connection with GE’s performance under this Agreement. For avoidance of doubt and purpose of illustration, any and all Taxes incurred by GE in fulfilling responsibilities under this Agreement (including, but not limited to, Contribuição de Intervenção no Domínio Econômico (“CIDE”) and ISSQN (tax on services of any nature) (if applicable) borne upon payment to non-Brazilian service providers) shall be added to Customer’s invoice as a separate line item(s) in addition to the amount calculated pursuant to Article 6, “Invoicing and Payment” of this Agreement.

4.2 Right To Protest/Refund. If claim is made against GE for any such Taxes, GE will immediately notify Customer and, if requested by Customer, GE will not pay except under protest, and if payment be made, GE will use all reasonable efforts to obtain a refund thereof. If all or any part of any such Taxes be refunded, GE will repay to Customer such part thereof as Customer will have paid. Customer will pay to GE, upon demand, all expenses (including penalties, interest and attorney’s fees) incurred by GE in protesting payment and in endeavoring to obtain such refund.

4.3 Withholdings. All payments by Customer to GE under this Agreement will be free of all withholdings of any nature whatsoever except to the extent otherwise required by law, and if any such withholding is so required, Customer will pay an additional amount such that after the deduction of all amounts required to be withheld, the net amount received by GE will equal the amount that GE would have received if such withholding had not been required.

5.0	DISPUTE RESOLUTION, ARBITRATION

5.1 Dispute Resolution. If any dispute arises relating to this Agreement, the Parties will endeavor to resolve the dispute amicably, including by designating senior managers who will meet and use commercially reasonable efforts to resolve any such dispute. If the Parties’ senior managers do not resolve the dispute within sixty (60) days of first written request, either party may request that the dispute be settled and finally determined by binding arbitration, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in New York, New York, three (3) arbitrators appointed in accordance with the American Arbitration Association Rules. Each of GE and Airline shall select one arbitrator and the two arbitrators so selected will select the third arbitrator. If the two arbitrators fail to reach agreement on the selection of third arbitrator within thirty (30) days, then such third arbitrator shall be appointed by the International Court of Arbitration of the International Chamber of Commerce (“ICC”). The arbitrator(s) will have no authority to award punitive damages, attorney’s fees and related costs or any other damages not measured by the prevailing party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement and applicable law. The award of the arbitrator(s) will be final, binding and non-appealable, and judgment may be entered thereon in any court of competent jurisdiction. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Agreement or its subject matter.

5.2 Exception. Either party may at any time, without inconsistency with this Article, seek from a court of competent jurisdiction any equitable, interim, or provisional relief to avoid irreparable harm or injury. This Article will not apply to and will not bar litigation regarding claims related to a party’s proprietary or intellectual property rights, nor will this Article be construed to modify or displace the ability of the Parties to effectuate any termination contemplated in Article 12 of the Agreement.

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6.0	NONDISCLOSURE OF PROPRIETARY DATA

6.1 Non-Disclosure. Unless the Parties otherwise agree in writing, any knowledge, information or data which the Parties have or may disclose to each other shall be held in confidence and may not be either disclosed or used for any purpose, except that GE may disclose the same to its affiliates, subsidiaries, joint venture participants, engineering service provider, or consultants as needed to perform the Services provided under this Agreement. The preceding clause will not apply to information which (1) is or becomes part of the general public knowledge or literature otherwise than as a result of breach of any confidentiality obligation to GE, or (2) was, as shown by written records, known to the receiving party prior to receipt from the disclosing party.

6.2 Intellectual Property. Nothing contained in this Agreement will convey to either Party the right to use the trademarks of the other, or convey or grant to Customer any license under any patent owned or controlled by GE.

7.0	PATENTS

7.1 Claims. GE will handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that, without further combination, any material or process used in the repair of any items furnished under this Agreement constitutes an infringement of any patent or copyright of the U.S. This Section 7.1 will apply only to the extent that such material or process is so used to GE’s specification.

7.2 Liability. GE’s liability under this Article 7 is expressly conditioned upon Customer promptly notifying GE in writing and giving GE exclusive authority, information and assistance (at GE expense) for the handling, defense or settlement of any claim, suit or proceeding. In case such material or process is held in such suit to constitute infringement and the use of said material or process is enjoined, GE will, at GE’s own expense and at GE’s option, either, (1) settle or defend such claim or suit or proceeding arising therefrom, or (2) procure for Customer the right to continue using said material or process in the item repaired under this Agreement, or (3) replace or modify such item with an item incorporating non-infringing material or process, or (4) refund the repair price applicable to such material or process.

7.3 Indemnification. The preceding Section 7.2 will not apply: (1) to any material or process or part thereof of Customer design or specification, or used at Customer’s direction in any repair under this Agreement, or (2) to the use of any material or process furnished under this Agreement in conjunction with any other apparatus, article, material or process. As to any material or process or use described in the preceding sentence, GE assumes no liability whatsoever for patent or copyright infringement, and Customer will, in the same manner as GE is obligated to Customer above, indemnify, defend and hold GE harmless from and against any claim or liability, including costs and expense in defending any such claim or liability in respect thereto.

7.4 Remedy. THE FOREGOING WILL CONSTITUTE CUSTOMER’S SOLE REMEDY AND GE’S SOLE LIABILITY FOR PATENT OR COPYRIGHT INFRINGEMENT BY ANY MATERIAL OR PROCESS AND IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 1, “LIMITATION OF LIABILITY.” THE PATENT WARRANTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER PATENT WARRANTIES WHATSOEVER, WHETHER ORAL, WRITTEN, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

8.0	[*****]

8.1 [*****] Customer hereby [*****] to GE a [*****] in the [*****] GE or any of GE’s affiliates at any time [*****], to secure all amounts owed by Customer to GE hereunder, and GE will have all [*****] under the Uniform Commercial Code and applicable law with respect to such property. Customer consents to [*****] and similar instruments necessary to perfect GE’s security interests as required by the UCC, Federal Aviation Administration, and applicable law. Customer will also exert commercially reasonable efforts to obtain from [*****] as the case may be, of a [*****], which [*****] will be subordinate to prior [*****] granted by Customer to third parties, in any other property in the [*****] or any of GE’s affiliates at any time [*****] Customer to GE hereunder, and GE will have [*****] and applicable law with respect to [*****]. Customer will promptly execute and deliver all documentation, as reasonably requested by GE, [*****] and any other statutory [*****] applicable law. Customer shall not [*****] in Engines that are [*****] to those of GE without GE’s prior written consent.

8.1.1 In the event Customer becomes delinquent in making payments under this Agreement, except for payments which are the subject of a good faith dispute, GE [*****] under this Agreement until all payments due in exchange for the respective Services provided and spare parts and components furnished in connection therewith are fully paid.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

For the purpose of this provision, GE shall be considered as bailee of those Engines and the Customer as bailor, and the value of the Customer’s corresponding debt to GE shall be the bailment consideration referred to in Article 644 of the Civil Code. Customer shall reimburse GE for all costs and expenses incurred by GE with the maintenance of the Engines retained in accordance with the terms set forth in this Agreement, which may be strictly necessary to avoid the deterioration of the aforesaid Engines until the full payment of the overdue payments.

8.2 [*****]. Customer: (i) acknowledges that GE has the [*****] under applicable law (foreign or domestic) against [*****] and (ii) agrees to supply such information, including name and address [*****] as reasonably requested by GE to facilitate filing of such [*****] in New York or any other jurisdiction where Services may be performed. With respect to Engines leased by Customer, GE understands that Customer has been [*****] GE may, at its option, notify [*****] and [*****]

8.3 [*****] If Customer fails to [*****] under this Agreement and GE [*****] whether pursuant to a [*****] under this Agreement or a [*****], then Customer [*****] and a [*****] either (i) certifying that the Engine has not been involved in any Aircraft Accident or Incident or (ii) specifying the date and facts surrounding any Accident or Incident in which the Engine has been involved and the nature and extent of the damage sustained (such records, log books, certificate and other documentation referred to hereinafter as the “Engine Documents”). The Parties recognize that the failure by Customer to [*****] may have a material, adverse effect on the value of any Engine with respect to which [*****] and the [*****], and that the [*****] GE may sustain as a result are not readily calculable.

9.0	GENERAL PROVISIONS

9.1 Assignment. This Agreement, any related purchase order or any rights or obligations hereunder may not be assigned without the prior written consent of the other Party, except that Customer’s consent will not be required for an assignment by GE to one of GE’s affiliates. In the event of any such substitution, Customer will be so advised in writing. Any assignment in contradiction of this clause will be considered null and void.

9.2 Governing Law, Waiver of Immunity. The Agreement will be interpreted and applied in accordance with the substantive laws of the State of New York, without giving effect to its choice of law or conflict of law provisions, rules or procedures (except to the extent that the validity, perfection or creation of any lien or security interest hereunder and the exercise of rights or remedies with respect of such lien or security interest for a particular item of equipment are governed by the laws of a jurisdiction other than New York). With respect to any Customer who is incorporated or based outside the United States, to the extent that such Customer or any of its property becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding of any nature, Customer hereby irrevocably waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C. 1602, et. seq., insofar as such immunity relates to Customer’s rights and obligations in connection with this Agreement.

9.3 Savings Clause. If any portion of this Agreement will be determined to be a violation of or contrary to any controlling law, rule or regulation issued by a court of competent jurisdiction, then that portion will be unenforceable in such jurisdiction. However, the balance of this Agreement will remain in full force and effect.

9.4 Beneficiaries. Except as herein expressly provided to the contrary, the provisions of this Agreement are for the Parties’ mutual benefit and not for the benefit of any third party.

9.5 Controlling Language. The English language will be used in the interpretation and performance of this Agreement. All correspondence and documentation arising out of or connected with this Agreement and any related purchase order(s), including Engine records and Engine logs, will be in the English language.

9.6 Non-Waiver of Rights and Remedies. Any failure or delay in the exercise of rights or remedies hereunder will not operate to waive or impair such rights or remedies. Any waiver given will not be construed to require future or further waivers.

9.7 Titles/Subtitles. The titles and subtitles given to the sections of the Agreement are for convenience. They do not limit or restrict the context of the article or section to which they relate.

9.8 Currency Judgment. This is an international transaction in which the specification of United States Dollars is of the essence. No payments required to be made under this Agreement will be discharged by payments in any currency other than United States Dollars, whether pursuant to a judgment, arbitration award or otherwise.

9.9 No Agency Fees. Customer represents and warrants that no officer, employee, representative or agent of Customer has been or will be paid a fee or otherwise has received or will receive any personal compensation or consideration by or from GE in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection herewith.

9.10 On-Site Representative. Subject to the following conditions, GE agrees to permit one Designated Representative, from time to time during the term of this Agreement, to enter onto its premises at the Designated Repair Station for the purpose of supporting

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

the Services on Engines. GE will furnish such Designated Representative the use of a non-exclusive workspace, including the use of a local telephone line, internet access and parking accommodations. Costs incurred by such Designated Representative, including long distance telephone charges, fax or computer charges will be the responsibility of Customer, and if charged to GE in the first instance, will be invoiced to Customer. GE will provide ground transportation from nearest major international airport to DRS for a maximum of [*****] trips each quarter.

9.11 No Agency. Nothing in this Agreement will be interpreted or construed to create a partnership, agency or joint venture between GE and Customer.

9.12 Entire Agreement. This Agreement, together with its Exhibits, contains and constitutes the entire understanding and agreement between the Parties hereto respecting the subject matter hereof, and supersedes and cancels all previous negotiations, agreements, representations and writings in connection herewith. This Agreement may not be released, discharged, abandoned, supplemented, modified or waived, in whole or in part, in any manner, orally or otherwise, except by a writing of concurrent or subsequent date signed and delivered by a duly authorized officer or representative of each of the Parties hereto making specific reference to this Agreement and the provisions hereof being released, discharged, abandoned, supplemented, modified or waived.

9.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which counterparts will be treated as the same binding agreement, which will be effective as of the date set forth on the first page hereof, upon execution and delivery by each Party hereto to the other Party of one or more such counterparts.

9.14 Governmental Authorization. Customer will be the importer and/or exporter of record and will be responsible for timely obtaining any import license, export license, exchange permit or other required governmental authorization relating to the Engine. At Customer’s request and expense, GE will assist Customer in its application for any required U.S. export licenses. GE will not be liable if any authorization is not renewed or is delayed, denied, revoked or restricted, and Customer will not thereby be relieved of its obligation to pay for Services performed by GE. All transported Engines will be subject to the U.S. Export Administration Regulations and/or International Traffic in Arms Regulations. Customer agrees not to dispose of U.S. origin items provided by GE other than in and to the country of ultimate destination and/or as identified in an approved government license or authorization, except as said laws and regulations may permit.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT K: WARRANTY AND GUARANTEE ASSIGNMENT LETTER

(Customer Letterhead)

(Date)

(Name and Address of Original Engine Manufacturer)

Attn:

Re:	Assignment of Third Party Warranty and Guarantees

Dear (Sir/Madam):

(Customer) and the (Original Engine Manufacturer) entered into Agreement Number          dated             , 20    , wherein (Customer) agreed to purchase a specified number of          aircraft engines and (Original Engine Manufacturer) agreed to provide certain warranties and guarantees with regard to said engines to (Customer).

(Customer) and GE Engine Services, Inc. have entered into a separate engine maintenance agreement Number          dated              20    , (“Maintenance Agreement”) for the maintenance, repair and overhaul of said engines. The Maintenance Agreement specifies that (Customer) shall, during the term of the Agreement, assign to GE Engine Services, Inc. the benefit of all warranties and guarantees applicable to the engines covered by the Maintenance Agreement.

This letter serves as official notification: 1) to (Original Engine Manufacturer) of Customer’s assignment of the applicable warranties and guarantees under the engine purchase agreement; and 2) to GE Engine Services, Inc. of (Customer)’s fulfillment of this obligation under the Maintenance Agreement.

The following warranties and guarantees are hereby assigned to GE.

•	New Engine Warranty

•	New Parts Warranty

•	Ultimate Life Warranty

•	Campaign Change Warranty

•	Shop Visit Rate Guarantee

•	Extended Campaign Change Guarantee

•	Exhaust Gas Temperature (“EGT”) Guarantee

(Original Engine Manufacturer), please indicate your concurrence with said assignment by signing in the space provided below and returning a copy of this letter to the undersigned.

(Signature Block)

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CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT L: [*****] DISTRIBUTION SCHEDULE

Owned Aircraft Cash and Spare Engine [*****]

[*****]	Delivery Date	[*****]	[*****]

[*****]	Jan-10	[*****]	[*****]

[*****]	Feb-10	[*****]	[*****]

[*****]	Apr-10	[*****]	[*****]

[*****]	May-10	[*****]	[*****]

[*****]	Jun-10	[*****]	[*****]

[*****]	Jul-10	[*****]	[*****]

[*****]	Aug-10	[*****]	[*****]

[*****]	Oct-10	[*****]	[*****]

[*****]	Nov-10	[*****]	[*****]

[*****]	Jan-11	[*****]	[*****]

[*****]	Feb-11	[*****]	[*****]

[*****]	Mar-11	[*****]	[*****]

[*****]	Apr-11	[*****]	[*****]

[*****]	May-11	[*****]	[*****]

[*****]	May-11	[*****]	[*****]

[*****]	Jun-11	[*****]	[*****]

[*****]	Jul-11	[*****]	[*****]

[*****]	Aug-11	[*****]	[*****]

[*****]	Sep-i1	[*****]	[*****]

[*****]	Oct-11	[*****]	[*****]

[*****]	Nov-11	[*****]	[*****]

[*****]	Dec-11	[*****]	[*****]

[*****]	Jan-12	[*****]	[*****]

[*****]	Feb-12	[*****]	[*****]

[*****]	Mar-12	[*****]	[*****]

[*****]	Apr-12	[*****]	[*****]

[*****]	May-12	[*****]	[*****]

[*****]		[*****]	[*****]

[*****]		[*****]	[*****]

	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Azul Agreement # 1-1373256434	September 25, 2009	- 36 -
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CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT M: OPTIONAL AIRCRAFT

Customer shall be entitled to add up to [*****] Engines as per the delivery schedule below following the terms and conditions set forth in this Agreement, which will be installed in the [*****] optional owned aircraft in accordance with the purchase agreement between the Customer and the aircraft manufacturer.

The optional aircraft, once added Into the Customer’s existing fleet covered under this Agreement in accordance with the terms set forth herewith will be entitled to pricing set forth In Article 5.1 through 5.4 of the Agreement provided it comply with Rate Per EFH Operational Parameters set forth in Article 5.2 and in compliance with the terms and conditions set forth in this Exhibit. Pricing will be escalated in accordance with escalation formula set forth on Exhibit C; provided. however, that It shall not be subject to any escalation cap until the date aircraft is delivered as per contractual delivery dates listed below, and as from such delivery date it shall be subject to a [*****] escalation cap with a Hyper-out of [*****] during the entire Term of the Agreement: provided; further, that Customer takes delivery of each such optional aircraft within [*****] of such delivery dates. The term of this Agreement shall be [*****] for each of such optional owned aircraft.

In case of any change of the delivery dates (plus or minus [*****]) set forth herein below, GE will evaluate the effect on the Rate Per EFH taking into consideration effects on the fleet size and other commercial considerations and may adjust the Rate Per EFH accordingly. The adjusted Rate Per EFH will be incorporated into the Agreement by way or amendment and Customer will pay the adjusted Rate Per EFH for all the EFH incurred by the optional aircraft engines and Leased aircraft engines identified in Exhibit M and N from the date each of such Engine enters the Agreement.

The optional aircraft, once added to the Customer’s fleet and accepted by GE to be included in this Agreement shall be entitled to a [*****] of [*****] per aircraft [*****]. Such [*****] will be available to Customer in 04 consecutive annual installments or [*****]. The first installment shall be available within [*****] as of the delivery of the aircraft in accordance with the delivery date.

Customer will maintain a spare Engine(s) to installed Engines ratio of not less than [*****] rounded up to the next whole Engine, during the term of this Agreement. However, GE will work with Customer if the ratio falls slightly less than [*****].

Optional AJC delivery schedule

[*****]	Contractual Delivery Date	[*****]	Contractual Delivery Date
[*****]	February 2012	[*****]	March 2013
[*****]	April 2012	[*****]	April 2013
[*****]	June 2012	[*****]	May 2013
[*****]	July 2012	[*****]	June 2013
[*****]	August 2012	[*****]	July 2013
[*****]	October 2012	[*****]	August 2013
[*****]	November 2012	[*****]	September 2013
[*****]	December 2012	[*****]	October 2013
[*****]	January 2013	[*****]	November 2013
[*****]	February 2013	[*****]	December 2013

[*****]	Contractual Delivery Date	[*****]	Contractual Delivery Date
[*****]	January 2014	[*****]	[*****]
[*****]	February 2014	[*****]	[*****]
[*****]	March 2014	[*****]	[*****]
[*****]	April 2014	[*****]	[*****]
[*****]	May 2014	[*****]	[*****]
[*****]	June 2014	[*****]	[*****]
[*****]	July 2014	[*****]	[*****]
[*****]	August 2014	[*****]	[*****]
[*****]	September 2014	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] shall be issued to the Customer within five (5) Days of Customer written request to GE subsequent to the delivery dates or the above delivery schedule. Such [*****] amounts are not subject to escalation and are subject to reduction for any change in the operating parameters (including number and delivery dates or Engines) set forth in Article 5.2 that reduces the Contracted Hours considering the additional Optional Aircraft. Contracted Hours are defined as the Annual Utilization multiplied by number of Engines multiplied by the number or years in the Term.

The remaining [*****] may only be applied by Customer towards (i) the [*****] of aircraft engine goods and services from GE, up to a maximum or [*****] including [*****] of spare engines, provided that those engines are incremental to the spare engine delivery schedule identified in Exhibit L. [*****] be available on the delivery dates of such engines.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Azul Agreement # 1-1373256434	September 25, 2009	- 37 -
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CONFIDENTIAL TREATMENT REQUESTED

Such [*****] will be issued and valid only if Customer is current in all payments due and is otherwise not in material breach under this Agreement and any other applicable agreements to which [*****] are to be applied. GE shall be entitled to set off from such [*****] any outstanding obligation and amounts that are due and owing from Customer to GE (and not subject to a good faith dispute). Customer may carry over any [*****], however. [*****] must be applied by the end of the term of this Agreement. Any [*****] amounts outstanding at the end of the term of the Agreement will be canceled.

If an Engine is removed from the Agreement and has not incurred sufficient EFH to meet the Contracted Hours for that Engine, any remaining [*****] to be issued shall be reduced and, within thirty (30) Days of such Engine’s removal, Customer shall [*****] to GE [*****] on a pro-rata basis based on EFH incurred and for which GE has received all Rate Per EFH Payments under this Agreement. By way of example only, if an Engine being removed has Incurred and GE has received all Rate Per EFH Payments for [*****] and the total Contracted Hours for this Engine are [*****], then Customer shall [*****] of the [*****] and paid against such Engine as determined on a pro-rata basis based on the number of Engines covered by the Agreement. If GE has not received any Rate Per EFH Payments on the removed Engine. Customer shall [*****] of the [*****] allocated and [*****] against such Engine as determined on a pro-rata basis based on the number of Engines covered by the Agreement.

In the event of termination of this Agreement due to any reason other than the material breach by GE, such [*****] will be cancelled and any amount issued and applied as of the time of termination shall be [*****] to GE by Customer within thirty (30) Days of termination of this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT N: LEASED AIRCRAFT

Customer shall have the right to add up to [*****] New Engines (Engines having less than or equal to 50 EFH since new) within the next [*****] months [*****] as of the Commencement Date, as per the delivery schedule set forth herein below, following the terms and conditions set forth in this Agreement, which will be installed in the [*****] additional leased aircraft (besides [*****]). The added New Engines should not have more than 50EFH since new when delivered to Customer. For the avoidance of any doubt, Parties agree that Used Engines (meaning for the purposes of this Agreement, Engines having more than 50 EFH since new) shall not be entitled to the terms and conditions set forth in this Exhibit N.

The leased aircraft, once added into the Customer’s existing fleet covered under this Agreement in accordance with the terms set forth herewith shall be entitled to pricing set forth in Article 5.1 through 5.4 of the Agreement provided it follows Rate Per EFH Operational Parameters set forth in Article 5.2 and in compliance with the terms and conditions set forth in this Exhibit. . Pricing will be escalated in accordance with escalation formula set forth on Exhibit C; provided, however, that it shall not be subject to any escalation cap until the date aircraft is delivered as per contractual delivery dates listed below, and as from such delivery date it shall be subject to a [*****] escalation cap with a Hyper-out of [*****] during the Term of the Agreement; provided; further, that Customer takes delivery of [*****] optional aircraft in each of the following years: 2010, 2011 and 2012 as set forth hereinbelow. The term of this Agreement shall be [*****] for each of such New Engines following terms and conditions of the [*****] lease agreements of each such aircrafts.

In case of any change of the delivery dates set forth herein below, GE will evaluate the effect on the Rate Per EFH taking into consideration effects on the fleet size and other commercial considerations and may adjust the Rate Per EFH accordingly. The adjusted Rate Per EFH will be incorporated into the Agreement by way of amendment and Customer will pay the adjusted Rate Per EFH for all the EFH incurred by the optional aircraft engines and Leased aircraft engines identified in Exhibit M and N from the date each of such Engine enters the Agreement.

Customer will maintain a spare Engine(s) to installed Engines ratio of not less than [*****], rounded up to the next whole Engine, during the term of this Agreement. However, GE will work with Customer if the ratio falls slightly less than [*****].

Leased A/C delivery schedule:

Customer is entitled to add up to [*****] Leased Aircraft per year.

Aircraft	Contractual Delivery Date
01	November 2009
02	2010 (Specific month to be decided by Customer)
03	2010 (Specific month to be decided by Customer)
04	2010 (Specific month to be decided by Customer)
05	2011 (Specific month to be decided by Customer)
06	2011 (Specific month to be decided by Customer)
07	2011 (Specific month to be decided by Customer)
08	2012 (Specific month to be decided by Customer)
09	2012 (Specific month to be decided by Customer)
10	2012 (Specific month to be decided by Customer)

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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GE Engine Services, Inc.

Amendment Number 1 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, Inc.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: May     , 2010

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

AMENDMENT NUMBER 1

THIS AMENDMENT NUMBER 1 (“Amendment”) is made and is effective as of May     , 2010 (the “Effective Date”) by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business of Alameda Surubiju nº 2010, Alphaville Industrial, Baruen - SP, CEP 06455 040, Brazil O Brazil (“Customer”) and GE Engine Services, Inc., having its principal place of business of One Neumann Way, Cincinnati, Ohio 45215 and GE Celma Ltda. (“GE Celma”), having its principal place of business of Rua Alice Herve 356, Petropolis, 25669-900, Brazil (jointly referred to as “GE”) (either a “Party”) or collectively, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), doted September 25, 2009, and

WHEREAS, the Parties desire to amend Section 5.5 and Exhibit L of the Agreement to adjust utilization of [*****] by Customer; and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1. Section 5.5 of the Agreement is hereby amended to reflect new [*****] language and it shall read as follows:

“5.5 [*****] GE shall make available to Customer a maximum of [*****] of [*****] These [*****] will be made available to Customer in the [*****] on the [*****] outlined in Exhibit L attached hereto.

[*****] for [*****] totaling [*****] shall be issued to the Customer within five (5) Days of Customer written request to GE subsequent to the issuance dates identified in the Exhibit L. Such [*****] may only be applied by Customer as follows:

(1) For [*****] earned in Year 2010, up to [*****] of such total [*****] can be used towards this Agreement or Supplemental Work invoices issued under this Agreement or ony other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only); provided that up to a maximum of [*****] or each invoice amount may be paid with such [*****];

(2) For [*****] earned from Year [*****]: (i) up to [*****] of such total [*****] con be used towards this Agreement; provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****]; and (ii) the remaining [*****] of such total [*****] (i.e. [*****]) can be used towards any Supplemental Work invoices issued under this Agreement or any other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only) between Customer and GE for the maintenance or repair of Customers Engines; provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****].

The remaining [*****] issued [*****] as identified in Exhibit L, [*****] spare engines above the [*****] firm spare as per Exhibit 8 (Spare Engine Delivery Schedule), at the rate of a maximum of [*****] applied per each additional spare. The availability of this [*****], if the delivery schedule in Exhibit L is brought forward.

Such [*****] will be issued and valid only if Customer is current in all payments due and is otherwise not in material breach under this Agreement and any other applicable agreements to which [*****] are to be applied. GE shall be entitled to set off from such [*****] any outstanding obligation and amounts that are due and owing from Customer to GE (and not subject to a good faith dispute). Customer may carry over [*****]; however, [*****] must be applied by the end of the term of this Agreement. Any [*****] amounts outstanding at the end of the term of the Agreement will be canceled.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

For [*****] at the earlier of, end of the [*****] aircraft lease term or as of the date Customer returns aircraft to the lessor, Customer shall return such engine [*****] to the [*****]

All [*****] amounts are not subject to escalation and are subject to reduction for any change in the operating parameters (including number and delivery dates of Engines) set forth in Article 5.2 that reduces the Contracted Hours. Contracted Hours and are defined as the Annual Utilization multiplied by number of Engines multiplied by the number of years in the Term.

2. Exhibit L ([*****] Distribution Schedule) of the Agreement is hereby replaced in its entirety and it shall read as follows:

[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

In case of changes in the original delivery dates set forth in Exhibit B of the Agreement, GE will evaluate the effect taking into consideration effects on the fleet size and other commercial considerations and may adjust the [*****] Distribution Schedule set forth herein above.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

All other terms and conditions contained in the Agreement, which are not modified by this Amendment No. 1 shall remain in full force and effect.

IN WITNESS WHEREOF, GE and Customer have caused this Amendment No. 1 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

GE ENGINE SERVICES, INC.		AZUL LINHAS AEREAS BRASILEIRAS S.A.

BY:	/s/ Mark E. Ulliman	BY:	/s/ Gerald B. Lee
NAME:	Mark E. Ulliman	NAME:	Gerald Blake Lee
TITLE:	RGM – Sales Operations	TITLE:	Director
DATE:	Sept. 6 2011	DATE:	July 14, 2011

BY:
NAME:
TITLE:
DATE:

GE CELMA LTDA

BY:	/s/ Eduardo S. Wildberger	/s/ João Moragas
NAME:	Eduardo S. Wildberger	JOÃO MORAGAS
TITLE:	Dir DE OPERAÇÕES	CFO
DATE:	Sept, 12th 2011	SEPT, 12TH 2011

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 2 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, Inc.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: September 25, 2009

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, Inc. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

AMENDMENT NUMBER 1

THIS AMENDMENT Number 1 (“Amendment”) is made as of this date, by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business at Alameda dos Indigenas 66, Planalto Paulista São Paulo , CEP 040059-060 Brazil (“Customer”) and GE Engine Services, Inc., having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 USA (“GE”); (either a “Party” or collectively, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009; and

WHEREAS, the Parties desire to Amend EXHIBIT D: PRICE ADJUSTMENT MATRIX of the Agreement; and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1. EXHIBIT D: PRICE ADJUSTMENT MATRIX of the Agreement is hereby amended to include the additional severity value

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

All other terms and conditions contained in the Agreement, including any amendments thereto, which are not modified by this Amendment No. 1 shall remain in full force and effect.

IN WITNESS W HEREOF, GE and Customer have caused this Amendment No. 1 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

GE ENGINE SERVICES, INC.		Azul Linhas Aereas Brasileira S.A.

BY:	/s/ Mark E. Ulliman	BY:	/s/ Gerald B. Lee
NAME:	Mark E. Ulliman	NAME:	Gerald Blake Lee
TITLE:	RGM – Sales Operations	TITLE:	Director
DATE:	Sept. 6, 2011	DATE:	July 14, 2010

GE CELMA LTDA

BY:	/s/ Eduardo S. Wildberger	/s/ JOÃO MORAGAS
NAME:	Eduardo S. Wildberger	JOÃO MORAGAS
TITLE:	Dir DE Operacões	CFO
DATE:	Sept, 12th 2011	SEPT, 12TH 2011

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 3 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, Inc.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: August 13th 2010

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, Inc. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

AMENDMENT NUMBER 1

THIS AMENDMENT Number 3 (“Amendment”) is made and is effective as of August 13, 2010 (the “Effective Date”) by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business at Alameda Surubiju nº 2010, Alphaville Industrial, Barueri – SP, CEP 06455-040, Brazil C Brazil (“Customer”) and GE Engine Services, Inc., having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 and GE Celma Ltda. (“GE Celma”), having its principal place of business at Rua Alice Herve 356, Petropolis, 25669-900, Brazil (jointly referred to as “GE”) (either a “Party” or collectively, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009; and

WHEREAS, the Parties desire to amend Section 5.5 and Exhibit L of the Agreement to adjust utilization of [*****] by Customer; and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1. Section 5.5 of the Agreement is hereby amended to reflect new [*****] language and it shall read as follows:

“5.5 [*****] GE shall make available to Customer a maximum of [*****] of [*****]. These [*****] will be made available to Customer in the [*****] on the [*****] outlined in Exhibit L attached hereto.

[*****] totaling [*****] shall be issued to the Customer within five (5) Days of Customer written request to GE subsequent to the issuance dates identified in the Exhibit L. Such [*****] may only be applied by Customer as follows:

(1) For [*****] earned in Year [*****], up to [*****] of such total [*****] can be used towards this Agreement or Supplemental Work invoices issued under this Agreement or any other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only); provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****];

(2) For [*****] earned from Year [*****]: (i) up to [*****] of such total [*****] can be used towards this Agreement; provided that up too maximum of [*****] of each invoice amount may be paid with such [*****] and (ii) the remaining [*****] of such total [*****] (i.e. [*****]) can be used towards any Supplemental Work invoices issued under this Agreement or any other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only) between Customer and GE for the maintenance or repair of Customer’s Engines; provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****].

The remaining [*****] issued [*****] as identified in Exhibit L, are effective and available as per the [*****] distribution spreadsheet below and after the purchase of the [*****] firm spare engines as per Exhibit B (Spare Engine Delivery Schedule). These [*****] can be applied towards purchase of spare engines only, at the rate of a maximum of [*****] for each additional purchased spare engine. The availability of this [*****], if the delivery schedule in Exhibit L is brought forward.

Such [*****] will be issued and valid only if Customer is current in oil payments due and is otherwise not in material breach under this Agreement and any other applicable agreements to which [*****] are to be applied. GE shall be entitled to set off from such [*****] any outstanding obligation and amounts that are due and owing from Customer to GE (and not subject to a good faith dispute). Customer may carry over [*****]; however, all [*****] must be applied by the end of the term of this Agreement. Any [*****] amounts outstanding at the end of the term of the Agreement will be canceled.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

For [*****], at the earlier of, end of the [*****] aircraft lease term or as of the date Customer returns aircraft to the lessor, Customer shall return such [*****]

All [*****] amounts are not subject to escalation and are subject to reduction for any change in the operating parameters (including number and delivery dates of Engines) set forth in Article 5.2 that reduces the Contracted Hours. Contracted Hours are defined as the Annual Utilization multiplied by number of Engines multiplied by the number of years in the Term.

2. Exhibit L ([*****] Distribution Schedule) of the Agreement is hereby replaced in its entirety and it shall read as follows:

EXHIBIT L: [*****] DISTRIBUTION SCHEDULE

[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

In case of changes in the original delivery dates set forth in Exhibit B of the Agreement, GE will evaluate the effect taking into consideration effects on the fleet size and other commercial considerations and may adjust the [*****] Distribution Schedule set forth herein above.

All other terms and conditions contained in the Agreement, which are not modified by this Amendment No. 3 shall remain in full force and effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

IN WITNESS W HEREOF, GE and Customer have caused this Amendment No. 3 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

GE ENGINE SERVICES, INC.		Azul Linhas Aereas Brasileiras S.A.

BY:	/s/ David Kircher	BY:	Gerald Blake Lee
NAME:	David Kircher	NAME:	Gerald Blake Lee
TITLE:	Regional GM – Sales	TITLE:	Azul Linhas Aereas Brasileiras S.A.
DATE:	August 25, 2010	DATE:	August 13, 2010

BY:
NAME:
TITLE:
DATE:

GE CELMA LTDA

BY:	/s/ Eduardo S. Wildberger	/s/ João Moragas
NAME:	Eduardo S Wildberger	JOÃO MORAGAS
TITLE:	Dir DE OPERAÇÕES	CFO
DATE:	Sept, 12th 2011	SEPT, 12TH 2011

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 4 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, Inc.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: September 22, 2010

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, Inc. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

AMENDMENT NUMBER 4

THIS AMENDMENT Number 4 (“Amendment”) is made as of this date, by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business at Alameda dos Indigenas 66, Planalto Paulista São Paulo , CEP 040059-060 Brazil (“Customer”) and GE Engine Services, Inc., having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 USA and GE Celma Ltda. (“GE Celma”), having its principal place of business at Rua Alice Herve 356, Petropolis, 25669-900, Brazil (jointly referred to as “GE”) (either a “Party” or collectively, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009; and

WHEREAS, the Parties desire to add [*****] new engines and [*****] new spare [*****] to the Agreement therefore Exhibit B thereof shall be amended to reflect such additional engines; and

WHEREAS, GE agreed to [*****] to Customer due to the addition of new engines to the Agreement, the Parties desire to amend Section 5.5 of the Agreement and Exhibit L of the Agreement [*****] Distribution Schedule; and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1) Customer is adding [*****] new aircraft to its fleet per the below delivery schedule and desires to add [*****] firm new engines and [*****] new spare [*****] to the Agreement per ARTICLE 10 – ADDITION OF ENGINES of the Agreement.

Delivery schedule for [*****] New Aircraft and [*****] spare:

[*****]	[*****]	Delivery Date
[*****]	[*****]	Sep-10
[*****]	[*****]	Sep-10
[*****]	[*****]	Oct-10
[*****]	[*****]	Nov-10
[*****]	[*****]	Nov-10

[*****]	[*****]	Delivery Date
[*****]	[*****]	Nov-10

The delivery schedule is amended to reflect the addition of the new engines and new spare [*****] and are included in Item 4 of this Amendment.

The firm engines once added into the Customer’s existing fleet covered under the Agreement in accordance with the terms set forth herewith will be entitled to pricing set forth in Article 5.1 through 5.4 of the Agreement provided it comply with Rate Per EFH.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

Operational Parameters set forth in Article 5.2 and in compliance with the terms and conditions set forth in this Amendment. Pricing will be escalated in accordance with escalation formula set forth on Exhibit C of the Agreement; provided, however, that it shall not be subject to any escalation cap until the date aircraft is delivered as per delivery dates listed above, and as from such delivery date it shall be subject to a [*****] escalation cap with a Hyper-out of [*****] during the entire Term of the Agreement; provided; further, that Customer takes delivery of each such firm aircraft within [*****] of such delivery dates. The term of this Agreement shall be [*****] for each of such firm owned aircraft and [*****] additional spare engine.

The firm aircraft listed above, once added to the Customer’s fleet shall be entitled to a [*****] of [*****] per aircraft for [*****], not subject to escalation. The [*****] distribution for the added aircraft is included in the schedule below in Item 2 of the Amendment.

2. Section 5.5 of the Agreement is hereby amended to reflect the issuance new [*****] as described in item 1 above and it shall read as follows:

“5.5 [*****]. GE shall make available to Customer a maximum of [*****] of [*****] These [*****] will be made available to Customer in the [*****] on the [*****] outlined in Exhibit L attached hereto.

[*****] for [*****] totaling [*****] shall be issued to the Customer within five (5) Days of Customer written request to GE subsequent to the issuance dates identified in the Exhibit L. Such [*****] may only be applied by Customer as follows:

(1) For [*****] earned in Year 2010, up to [*****] of such total [*****] can be used towards this Agreement or Supplemental Work invoices issued under this Agreement or any other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only); provided that up to a maximum of [*****] or each invoice amount may be paid with such [*****]

(2) For [*****] earned from Year [*****]: (i) up to [*****] of such total [*****] can be used towards this Agreement; provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****] and (ii) the remaining [*****] of such total [*****] can be used towards any Supplemental Work invoices issued under this Agreement or any other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only) between Customer and GE for the maintenance or repair of Customer’s Engines; provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****].

The remaining [*****] issued [*****] as identified in Exhibit L, [*****] spare engines above the [*****] firm spare as per Exhibit B (Spare Engine Delivery Schedule), at the rate of a maximum of [*****] applied per each additional spare. The availability of this [*****], if the delivery schedule in Exhibit L is brought forward.

Such [*****] will be issued and valid only if Customer is current in all payments due and is otherwise not in material breach under this Agreement and any other applicable agreements to which [*****] are to be applied. GE shall be entitled to set off from such [*****] any outstanding obligation and amounts that are due and owing from Customer to GE (and not subject to a good faith dispute). Customer may carry over [*****]; however, all [*****] must be applied by the end of the term of this Agreement. Any [*****] amounts outstanding at the end of the term of the Agreement will be canceled.

For [*****], at the earlier of, end of the [*****] year aircraft lease term or as of the date Customer returns aircraft to the lessor, Customer shall return such [*****] configuration.

All [*****] amounts are not subject to escalation and are subject to reduction for any change in the operating parameters (including number and delivery dates of Engines) set forth in Article 5.2 that reduces the Contracted Hours. Contracted Hours are defined as the Annual Utilization multiplied by number of Engines multiplied by the number of years in the Term.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

3. Exhibit L [*****] Distribution Schedule) of the Agreement is hereby replaced in its entirety and it shall read as follows:

[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

In case of changes in the original delivery dates set forth in Exhibit B of the Agreement, GE will evaluate the effect taking into consideration effects on the fleet size and other commercial considerations and may adjust the [*****] Distribution Schedule set forth herein above.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

4. Exhibit B (ENGINES COVERED) of the Agreement is hereby replaced in its entirety and it shall read as follows:

Customer will maintain a spare Engine(s) to installed Engines ratio of not less than [*****], rounded up to the next whole Engine, during the term of this Agreement. However, GE will work with Customer if the ratio falls slightly less than [*****].

[*****]	Delivery Date
[*****]	Dec-08
[*****]	Jan-09
[*****]	Feb-09
[*****]	Mar-09
[*****]	Apr-09
[*****]	May-09
[*****]	Jun-09
[*****]	Jul-09
[*****]	Dec-09
[*****]	Mar-10
[*****]	Jun-10
[*****]	Jul-10
[*****]	Jul-10
[*****]	Jul-10
[*****]	Aug-10
[*****]	Aug-10
[*****]	Sep-10
[*****]	Sep-10
[*****]	Oct-10
[*****]	Nov-10
[*****]	Nov-10
[*****]	Jan-11
[*****]	Feb-11
[*****]	Mar-11
[*****]	Apr-11
[*****]	May-11
[*****]	May-11
[*****]	Jun-11
[*****]	Jul-11
[*****]	Aug-11
[*****]	Sep-11
[*****]	Oct-11
[*****]	Oct-11
[*****]	Nov-11
[*****]	Dec-11
[*****]	Jan-12
[*****]	Mar-12
[*****]	May-12
[*****]	Sep-12
[*****]	Oct-12
[*****]	Nov-12

[*****]	Delivery Date
[*****]	Feb-09
[*****]	Jun-09
[*****]	Nov-09
[*****]	Jun-10
[*****]	Nov-10
[*****]	Jun-11
[*****]	Dec-11
[*****]	Jun-12

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

All other terms and conditions contained in the Agreement, which are not modified by this Amendment No. 4 shall remain in full force and effect.

IN WITNESS WHEREOF, GE and Customer have caused this Amendment No. 4 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

GE ENGINE SERVICES, INC.		Azul Linhas Aereas Brasileiras S.A.

BY:	/s/ David Kircher	BY:	/s/ Gerald B. Lee
NAME:	David Kircher	NAME:	Gerald B. Lee
TITLE:	Regional GM-Sales	TITLE:	Attorney - in - Fact
DATE:	November 16, 2010	DATE:

GE CELMA LTDA.		BY:
NAME:
BY:	/s/ Julio Talon	TITLE:
NAME:	Julio Talon
TITLE:	General Manager
DATE:	November 22, 2010

BY:	/s/ João B. G. Moragas
NAME:	João B. G. Moragas
TITLE:	Finance Director
DATE:	November 29, 2010

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 5 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE CELMA Ltda.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: November 10th 2010

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

AMENDMENT NUMBER 5

THIS AMENDMENT Number 5 (“Amendment”) is made and is effective as of November 10, 2010 (the “Effective Date”) by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business at Alameda Surubiju nº 2010, Alphaville Industrial, Barueri – SP, CEP 06455-040, Brazil (“Customer”) and GE Engine Services, LLC, having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 and GE Celma Ltda. (“GE Celma”), having its principal place of business at Rua Alice Herve 356, Petropolis, 25669-900, Brazil (jointly referred to as “GE”) (either a “Party” or collectively, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009, and

WHEREAS, the Parties desire to amend Section 5.5 and Exhibit L of the Agreement to adjust [*****] to be distributed to Customer; and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1. Section 5.5 of the Agreement is hereby amended to reflect new [*****] language due to an advancement of [*****] and due to a modification to the wording to allow all of the [*****] in [*****] to be used towards this Agreement and it shall read as follows:

“5.5 [*****]. GE shall make available to Customer a maximum of [*****] of [*****]. These [*****] will be made available to Customer in the [*****] on the [*****] outlined in Exhibit L attached hereto.

[*****] for [*****] totaling [*****] shall be issued to the Customer within five (5) Days of Customer written request to GE subsequent to the issuance dates identified in the Exhibit L. Such [*****] may only be applied by Customer as follows:

For [*****] earned from Year [*****], up to [*****] of such total [*****] can be used towards this Agreement or Supplemental Work invoices issued under this Agreement or any other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only); provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****]

The remaining [*****], as identified in Exhibit L, [*****] spare engines above the [*****] firm spare as per Exhibit B (Spare Engine Delivery Schedule), at the rate of a maximum of [*****] applied per each additional spare. The availability of this [*****], if the delivery schedule in Exhibit L is brought forward.

Such [*****] will be issued and valid only if Customer is current in all payments due and is otherwise not in material breach under this Agreement and any other applicable agreements to which [*****] are to be applied. GE shall be entitled to set off from such [*****] any outstanding obligation and amounts that are due and owing from Customer to GE (and not subject to a good faith dispute). Customer may carry over any [*****]; however, all [*****] must be applied by the end of the term of this Agreement. Any [*****] amounts outstanding at the end of the term of the Agreement will be canceled.

For [*****], at the earlier of, end of the [*****] year aircraft lease term or as of the date Customer returns aircraft to the lessor, Customer shall return such [*****] configuration.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

All [*****] amounts are not subject to escalation and are subject to reduction for any change in the operating parameters (including number and delivery dates of Engines) set forth in Article 5.2 that reduces the Contracted Hours. Contracted Hours are defined as the Annual Utilization multiplied by number of Engines multiplied by the number of years in the Term.

2. In order to reflect issuance of [*****] as per section 1 above, Exhibit L ([*****] Distribution Schedule) of the Agreement is hereby replaced in its entirety and it shall read as follows:

[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

In case of changes in the original delivery dates set forth in Exhibit B of the Agreement, GE will evaluate the effect taking into consideration effects on the fleet size and other commercial considerations and may adjust the [*****] Distribution Schedule set forth herein above.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

All other terms and conditions contained in the Agreement, which are not modified by this Amendment No. 5 shall remain in full force and effect.

IN WITNESS WHEREOF, GE and Customer have caused this Amendment No. 5 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

GE ENGINE SERVICES, INC.		Azul Linhas Aereas Brasileiras S.A.

BY:	/s/ David Kircher	BY:	/s/ Gerald B. Lee
NAME:	David Kircher	NAME:	Gerald B. Lee
TITLE:	Regional GM-Sales	TITLE:	Attorney - in - Fact
DATE:	December 1, 2010	DATE:

GE CELMA LTDA.		BY:
NAME:
BY:	/s/ Eduardo S. Wildberger	TITLE:
NAME:	Eduardo S. Wildberger
TITLE:	DIR. DE OPERAÇÕES
DATE:	Sept 12th, 2011

BY:	/s/ João Moragas
NAME:	João Moragas
TITLE:	CFO
DATE:	SEPT 12th, 2011

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 6 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE CELMA Ltda.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: January 31st, 2011

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

AMENDMENT NUMBER 6

THIS AMENDMENT Number 6 (“Amendment”) is made and is effective as of January 31, 2011 (the “Effective Date”) by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business at Alameda Surubiju nº 2010, Alphaville Industrial, Barueri – SP, CEP 06455-040, Brazil (“Customer”) and GE Engine Services, LLC, having its principal place at business at One Neumann Way, Cincinnati, Ohio 45215 and GE Celma Ltda. (“GE Celma”), having its principal place at business at Rua Alice Herve 356, Petropolis, 25669-900, Brazil (jointly referred to as “GE”) (either a “Party” or collectively, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009; and Amendment 1 through 5; and

WHEREAS, the Parties desire to amend Exhibit L of the Agreement to adjust [*****] to be [*****] to Customer; and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, end other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1. Exhibit L ([*****] Distribution Schedule) of the Agreement is hereby amended to reflect new [*****] distribution throughout [*****] to address Customer [*****], and it shall read as follows:

[*****]

In case of changes in the original delivery dates set forth in Exhibit B of the Agreement, GE will evaluate the effect taking into consideration effects on the fleet size and other commercial considerations and may adjust the [*****] Distribution Schedule set forth herein above. All other terms and conditions contained in the Agreement, which are not modified by this Amendment No. 6 shall remain in full force and effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

IN WITNESS WHEREOF, GE and Customer have caused this Amendment No. 6 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

GE ENGINE SERVICES, INC.		Azul Linhas Aereas Brasileiras S.A.

BY:	/s/ David Kircher	BY:	/s/ Gerald B. Lee
NAME:	David Kircher	NAME:	Gerald B. Lee
TITLE:	Regional GM-Sales	TITLE:	Attorney - in - Fact
DATE:	December 1, 2010	DATE:

GE CELMA LTDA.		BY:
NAME:
BY:	/s/ Eduardo S. Wildberger	TITLE:
NAME:	Eduardo S. Wildberger	DATE:
TITLE:	DIR. DE OPERAÇÕES
DATE:	Sept 12th, 2011

BY:	/s/ João Moragas
NAME	João Moragas
TITLE	CFO
DATE	SEPT 12th, 2011

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 7 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE CELMA Ltda.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: Oct. 19th, 2011

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

AMENDMENT NUMBER 7

THIS AMENDMENT Number 7 (“Amendment”) is made and is effective as of Sept. 7th, 2011 (the “Effective Date”) by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business at Alameda Surubiju nº 2010, Alphaville Industrial, Barueri – SP, CEP 06455-040, Brazil (“Customer”) and GE Engine Services, LLC, having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 and GE Celma Ltda. (“GE Celma”), having its principal place of business at Rua Alice Herve 356, Petropolis, 25669-900, Brazil (jointly referred to as “GE”) (either a “Party” or collectively, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009; and Amendment 1 through 6; and

WHEREAS, the Parties desire to amend Article 6 of the Agreement to add section 6.6 with the purpose of [*****] and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

Article 6 of the Agreement is hereby amended (1) with addition of a new section 6.6 and (2) with modification of 6.1 [*****] and it shall read as follows:

[*****] Customer will remit to GE, prior to Redelivery of each Engine, an amount equal [*****] by that Engine since delivery from manufacturer of the aircraft in which such Engine was originally installed (for a new installed Engine), or since delivery from manufacturer (for a new spare Engine), or since the last Rate Per EFH Shop Visit for that Engine, whichever occurred last, multiplied by the Current adjusted and escalated [*****], except as otherwise provided for in section 6.6 below. In the event that Customer causes such payment to be made on its behalf by a third party, and such third party fails to pay some or all of the payment due to GE, then Customer will make the payment, in whole or in part, to make up the amount not paid. In the event that such payment is not paid in full, GE is not obligated to perform its obligations under this Agreement with respect to such Engine.

6.6 ESNs [*****] In consideration for the [*****], the first Rate Per EFH Shop Visit for ESNs [*****] The second Rate Per EFH Shop Visit for ESNs [*****] will be invoiced at an [*****] by that Engine since [*****] in which such Engine was originally installed. For each subsequent shop visit, the terms of section 6.1 apply.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

IN WITNESS WHEREOF, GE and Customer have caused this Amendment No. 7 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

GE ENGINE SERVICES, INC.		Azul Linhas Aereas Brasileiras S.A.

BY:	/s/ Thomas D. Hoferer	BY:	/s/ Gerald B. Lee
NAME:	Thomas D. Hoferer	NAME:	Gerald B. Lee
TITLE:	Commercial Operations Manager	TITLE:	Attorney - in - Fact
DATE:	1 Feb 2012	DATE:	October 19, 2011

GE CELMA LTDA.		BY:
NAME:
BY:	/s/ João Moragas	TITLE:
NAME:	João B. G. Moragas	DATE:
TITLE:	CFO
DATE:	21 Mar 2012

BY:	/s/ Eduardo Wildberger
NAME:	Eduardo Wildberger
TITLE:	OPERATIONS DIRECTOR
DATE:	21 MAR 2012

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 8 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE CELMA Ltda.

And

Azul Linhas Aereas Brasileiras S.A.

Agreement Number: 1-1373258434

Dated: May 15th, 2012

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

Amendment Number 8 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC; GE CELMA Ltda.

And

Azul Linhas Aereas Brasileiras S.A.

THIS AMENDMENT Number 8 (“Amendment”) is made and is effective as of May 15th, 2012 (the “Effective Date”) by and between Azul Linhas Aereas Brasileiras S.A., having its principal place of business at Alameda Surubiju nº 2010, Alphaville Industrial, Barueri - SP, CEP 06455-040, Brazil (“Customer”) and GE Engine Services, LLC., having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 and GE Celma Ltda. (“GE Celma”), having its principal place of business at Rua Alice Herve 356, Petropolis, 25669-900, Brazil (jointly referred to as “GE”) (either a “Party” or collectively, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009; and Amendment 1 through 7; and

WHEREAS, the Parties desire to amend the Agreement to add [*****] CF34-10E7 powered Optional Aircraft and [*****] additional CF34-10E7 spare engines; and

WHEREAS, the Parties now desire to amend the Agreement to add coverage for [*****]

WHEREAS, the Parties desire to amend Section 5.5 of the Agreement to adjust the [*****] to Customer; and

WHEREAS, the Parties desire to amend Exhibit L of the Agreement to adjust the [*****] distribution; and

WHEREAS, the Parties desire to amend Exhibit M of the Agreement to adjust the number of Optional Aircraft,

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1.	Once the [*****] CF34-10E7 powered Optional Aircraft and the [*****] additional CF34-10E7 spare engines are added into the Customer’s existing fleet covered under the Agreement in accordance with the terms set forth herewith will be entitled to pricing set forth in Article 5.1 through 5.4 of the Agreement provided it comply with Rate per EHF Operational Parameters set forth in Article 5.2 and in compliance with the terms and conditions set forth in this Amendment. Pricing will be escalated in accordance with escalation formula set forth on Exhibit C of the Agreement, provided however that it shall not be subject to any escalation cap until the date aircraft is delivered as per Exhibit B of the Agreement, and as from such delivery date shall be subject to a [*****] escalation cap with a Hyper-out of [*****] during the entire Term of the Agreement, provided further, that Customer takes delivery of each such firm aircraft within [*****] months of such delivery dates. The term of this Agreement shall be [*****] for each of such firm owned aircraft and spare engine.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

2.	Exhibit B (Engines Covered) of the Agreement is hereby replaced to reflect the new Engine Type in the delivery schedule as follows:

“EXHIBIT B: Engines Covered

Customer will maintain a spare Engine(s) to installed Engines ratio of not less than [*****], rounded up to the next whole Engine, during the term of this Agreement. However, GE will work with Customer if the ratio falls slightly less than [*****].

Aircraft Delivery Schedule

[*****]	Delivery Date	[*****]
[*****]	Dec-08	[*****]
[*****]	Jan-09	[*****]
[*****]	Feb-09	[*****]
[*****]	Mar-09	[*****]
[*****]	Apr-09	[*****]
[*****]	May-09	[*****]
[*****]	Jun-09	[*****]
[*****]	Jul-09	[*****]
[*****]	Dec-09	[*****]
[*****]	Nov-09	[*****]
[*****]	Feb-10	[*****]
[*****]	Jun-10	[*****]
[*****]	Jun-10	[*****]
[*****]	Jun-10	[*****]
[*****]	Jul-10	[*****]
[*****]	Aug-10	[*****]
[*****]	Aug-10	[*****]
[*****]	Sep-10	[*****]
[*****]	Sep-10	[*****]
[*****]	Oct-10	[*****]
[*****]	Dec-10	[*****]
[*****]	Dec-10	[*****]
[*****]	Jan-11	[*****]
[*****]	Feb-11	[*****]
[*****]	Mar-11	[*****]
[*****]	May-11	[*****]
[*****]	Jun-11	[*****]
[*****]	Sep-11	[*****]
[*****]	Sep-11	[*****]
[*****]	Nov-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Jan-12	[*****]
[*****]	Jan-12	[*****]
[*****]	Mar-12	[*****]
[*****]	Mar-12	[*****]
[*****]	Apr-12	[*****]
[*****]	May-12	[*****]
[*****]	Sep-12	[*****]
[*****]	Oct-12	[*****]
[*****]	Nov-12	[*****]
[*****]	Mar-13	[*****]
[*****]	May-13	[*****]
[*****]	Jun-13	[*****]
[*****]	Oct-13	[*****]
[*****]	Nov-13	[*****]
[*****]	Feb-14	[*****]
[*****]	Mar-14	[*****]
[*****]	Apr-14	[*****]
[*****]	Jun-14	[*****]
[*****]	Sep-14	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

[*****] Spare Engine Delivery Schedule

[*****]	[*****]	Delivery Date
[*****]	[*****]	9-Feb
[*****]	[*****]	9-Jun
[*****]	[*****]	9-Nov
[*****]	[*****]	10-Jun
[*****]	[*****]	10-Nov
[*****]	[*****]	11-Jun
[*****]	[*****]	11-Dec
[*****]	[*****]	12-Jun
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

The Spare Engine Delivery Schedule may chance from time-to-time according the changes of the Aircraft Delivery Schedule in order to respect the [*****] (“Minimum Number of Spares”).”

3.	Section 5.5 of the Agreement is hereby amended to reflect new [*****] earnings and distribution due to the addition of the [*****] and the [*****] New [*****] to be used towards this Agreement shall read as follows:

“5.5 [*****]. GE shall make available to Customer a maximum of [*****] of [*****]. These [*****] will be made available to Customer in the [*****] on the [*****] outlined in Exhibit L attached hereto.

[*****] totaling [*****] shall be issued to the Customer within five (5) Days of Customer written request to GE subsequent to the issuance dates identified in the Exhibit L. Such [*****] may only be applied by Customer as follows:

It is understood the [*****] schedule was revised by Amendment #5 in [*****] and the Parties have put in place a [*****]. It is also understood that these [*****] were not precedent setting and there is not an obligation for GE to move [*****]

For [*****] available from Year 2010 through [*****], up to [*****] of such total [*****] can be used towards this Agreement or Supplemental Work invoices issued under this Agreement or any other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only); provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****];

The remaining [*****] issued [*****], as identified in Exhibit L, [*****] spare engines above the [*****] firm spare as per Exhibit B (Spare Engine Delivery Schedule), at the rate of a maximum of [*****] applied per each additional spare. The availability of this [*****] will be adjusted sooner than [*****], if the delivery schedule in Exhibit L is brought forward.

GE shall provide to Customer a [*****] in the amount of [*****] to be used solely for the [*****] by this Agreement. This [*****] is not subject to renewal, extension, or escalation, and shall be available according to Exhibit L [*****] Distribution Schedule). The [*****] issued will equal [*****] of the total invoiced amount for the test, evaluation, and [*****]

a)	This [*****] shall apply only to [*****]

b)	Customer must provide to GE a copy of the [*****] serial number and any other documentation reasonably requested by GE to document the [*****] before the [*****] becomes payable to Customer.

c)	Once [*****], the [*****] will be made available on a [*****] and shall be applied only to any open Customer [*****] issued pursuant to this Agreement.

Such [*****] will be issued and valid only if Customer is current in all payments due and is otherwise not in material breach under this Agreement and any other applicable agreements to which [*****] are to be applied. GE shall be entitled to set off from [*****] any outstanding obligation and amounts that are due and owing from Customer to GE (and not subject to a good faith dispute).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

Customer may carry over any [*****]; however, all [*****] must be applied by the end of the term of this Agreement. Any [*****] amounts outstanding at the end of the term of the Agreement will be canceled.

All [*****] amounts are not subject to escalation and are subject to reduction for any change in the operating parameters (including number and delivery dates of Engines) set forth in Article 5.2 that reduces the Contracted Hours. Contracted Hours are defined as the Annual Utilization multiplied by number of Engines multiplied by the number of years in the Term.

If an Engine is removed from the Agreement and has not incurred sufficient EFH to meet the Contracted Hours for that Engine, any remaining [*****] to be issued shall be reduced and, within thirty (30) Days of such Engine’s removal, Customer shall [*****] to GE the [*****] on a pro-rata basis based on EFH incurred and for which GE has received all Rate Per EFH Payments under this Agreement. By way of example only, if an Engine being removed has incurred and GE has received all Rate Per EFH Payments for [*****] and the total Contracted Hours for this Engine are [*****], then Customer shall [*****] of the [*****] as determined on a pro-rata basis based on the number of Engines covered by the Agreement. If GE has not received any Rate Per EFH Payments on the removed Engine, Customer shall [*****] of the [*****] allocated and paid against such Engine as determined on a pro-rata basis based on the number of Engines covered by the Agreement.

In the event of termination of this Agreement due to any reason other than the material breach by GE, such [*****] will be cancelled and any amount issued and applied as of the time of termination shall be [*****] to GE by Customer within thirty (30) Days of termination of this Agreement.”

4.	Exhibit L ([*****] Distribution Schedule) of the Agreement is hereby replaced to reflect new [*****] distribution.

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

In case of changes in the original delivery dates set forth in Exhibit B of the Agreement, GE will evaluate the effect taking into consideration effects on the fleet size and other commercial considerations and may adjust the [*****] Distribution Schedule set forth in Exhibit L.

5.	The Optional Aircraft Delivered Schedule established on Exhibit M of the Agreement is hereby deleted and replace by the following table:

[*****]

IN WITNESS WHEREOF, GE and Customer have caused this Amendment No. 8 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

Azul Linhas Aereas Brasileiras S.A.		Azul Linhas Aereas Brasileiras S.A.

BY:		BY:	/s/ Alexandre Malfitani
NAME:		NAME:	Alexandre Malfitani
TITLE:		TITLE:	Finance Director
DATE:		DATE:	7/10/2012

GE Celma Ltda.		GE Celma Ltda.

BY:	/s/ Eduardo Soares Wildberger	BY:	João B. G. Moragas
NAME:	Eduardo Soares Wildberger	NAME:	João B. G. Moragas
TITLE:	DIRECTOR OPERAÇÕES	TITLE:	Finance Director
DATE:	7/25/2012	DATE:	7/25/2012

GE Engine Services, LLC

BY:	/s/ Paul McElhinney
NAME:	Paul McElhinney
TITLE:	CEO, Aviation Services
DATE:	July 10, 2012

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 9 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE Celma Ltda.

And

Azul Trip S.A.

Azul Linhas Aéreas Brasileiras S.A.

Trip Linhas Aéreas S.A.

Agreement Number: 1-1373258434

Dated: December 15th, 2012

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 9 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC; GE Celma Ltda.

And

Azul Trip S.A.; Azul Linhas Aéreas Brasileiras S.A.;

Trip Linhas Aéreas S.A.

THIS AMENDMENT Number 9 (“Amendment”) is made and is effective as of December 15th, 2012 (the “Effective Date”) by and between Azul Trip S.A., with its address at Av. Marcos Penteado de Ulhôa Rodrigues, nº 939, 8º andar, Edificio Jatobá, Condominio Castelo Branco Office Park, Tamboré, CEP, 06460-040 (“Holding”), Azul Linhas Aéreas Brasileiras S.A., with its address at Alameda Surubiju nº 2010, Alphaville Industrial, Barueri – SP, CEP 06455-040, Brazil (“Azul”), Trip Linhas Aéreas S.A., with its address at Avenida Cambacicas, nº 1200, Parque Imperador, Campinas – SP, Brazil, CEP 13097-104 (“Trip”), GE Engine Services, LLC., with its address at One Neumann Way, Cincinnati, Ohio 45215 (“GEES”) and GE Celma Ltda., with its address at Rua Alice Herve 356, Petropolis, 25669-900, Brazil (“GE Celma”), GEES and GE Celma are jointly referred to as “GE” and all the signatories if this Amendment are hereinafter referred to as a “Party” or collectively, the “Parties”.

RECITALS

WHEREAS, the Azul Linhas Aéreas Brasileiras S.A. and GE have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009 and Amendment 1 through 8;

WHEREAS, due to the acquisition of 100% of Trip’s shares by Azul Holding, Trip will become a wholly owned subsidiary of Azul Holding, integrating the Azul Group which already includes Azul Linhas Aréas Brasileiras S.A. (“Azul”);

WHEREAS, Holding, Azul and Trip now desire to concentrate its fleet management under the Holding;

WHEREAS, the Parties desire to amend the Agreement and Amendments 1 to 8 to reflect the new structure of Holding, Azul and Trip and to include Holding and Trip as Parties of the Agreement.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, end other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1. The Parties hereby include Holding and Trip as signatories of the Agreement and therefore the first paragraph of the Agreement shall now be read as follows:

“THIS ENGINE SERVICES AGREEMENT is made and is effective as of September 25, 2009 (the “Effective Date”) by and between Azul Trip S.A. with its address at Av. Marcos Penteado de Ulhôa Rodrigues, n° 939, 8° andar. Edificio Jatobá, Condomlnio Castelo Branco Office Park, Tamboré — SP, Brazil, CEP, 06460-040 (“Holding”), Trip Linhas Aéreas S.A., with its address at Avenida Cambacicas, n° 1200, Parque Imperador, Campinas — SP, Brazil, CEP 13097-104 (“Trip”), Azul Linhas Aéreas Brasileiras S.A,, with Its address at Alameda Surubiju n° 2010, Alphaville Industrial, Banieri - SP, CEP 06455-040, Brazil (“Azul”) and GE Engine Services, Inc., with its address at One Neumann Way, Cincinnati, Ohio 45215 (“GEES’) and GE Celme Lida, with Its address at Rua Alice Nerve 356, Petropolis, 25669-900, Brazil (“GE Celma”).

Azul and Trip are jointly referred to as Customer; GEES and GE Celma are jointly referred to as “GE”; and all signatories are hereinafter referred to either as a °Party” or collectively, the “Parties”.

2.	The Parties hereby add [*****] Trip leased Embraer E-195 aircraft to the Agreement (“Trip E-195 Leased Fleet”) that is identified in Attachment A hereto. GE and Trip’s obligation under the Agreement will commence upon Effective Date and will continue, unless sooner terminated, for a period of [*****] per engine for the Trip E-195 Leased Fleet, or [*****], whichever occurs first (the “Term”).

3.	All terms and conditions of the Agreement shall be applied to Trip E-195 Leased Peet except for the ones provided below:

3.1 The Parties agree that exclusively for Trip E-195 Leased Fleet there will be [*****] for [*****] For that reason, the Parties agree that no reference made to [*****] on Articles 3.1 and 3.2 of the Agreement shall apply to Trip E-195 Leased Fleet.

[*****] inspection, repair and replacement shall be considered as Supplemental Work and therefore included on Article 4.1.

In no event, there will be Supplemental charges for labor costs associated with [ *****] inspection and/or replacement.

3.2 The Parties agree to complement Article 5 – Pricing of the Agreement to include the following pricing condition exclusively for Trip E-195 Leased Fleet:

“PRICING FOR TRIP E-195 LEASED FLEET

Rate Per EFH Pricing. Unless otherwise stated, all rates and prices are In [*****] US Dollars. Rate Per EFH Services will be performed by GE at the Rate Per EFH as follows and is applicable to all EFH incurred starting on the Effective Date.

[*****] Structure:

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

Rate Per EFH Parameters. The Rate Per EFH is predicated on the following parameters:

[*****]	[*****]	[*****]	[*****]	[*****]

Rate Per EFH Adjustment

a. Escalation. The Rate Per EFH shall adjust on an annual basis in accordance with the escalation formula set forth in Exhibit C of the Agreement.

b. Severity. The Rate Per EFH will be adjusted when there is a deviation from the parameters above per the Price Adjustment Matrix to be further mutually agreed by the Parties. Trip will provide information regarding the above parameters on a monthly basis and in a mutually agreed upon format in accordance with Article 6 of the Agreement.

Supplemental Pricing. Supplemental Work Services will be performed by GE in accordante with pricing provisions set forth on Exhibit E of the Agreement. This rate shall adjust on an annual basis in accordance with the escalation formula set forth on Exhibit F of the Agreement.

3.3 The Parties agree to complement item 6.1 (Rate Per EFH Payments) of the Agreement to include the following paragraph:

“Regarding uniquely the Trip E-195 Leased Fleet, only the Monthly Billing conditions shall be applicable.”

3.4 The Parties agree to complement Article 7.2 — Workscope of the Agreement to include the following paragraph exclusively for Trip E-195 Leased Fleet:

“7.2.1 Workscope for Trip E-195 Leased Fleet. Prior to Induction, GE will prepare a Workscope in accordance with GE Workscope Planning Guide, Repair Manual and Repair specification , Customers Aircraft/Engine Maintenance Program, Customer’s General Maintenance Manual and provide it to Customer for approval. Workscope shall incorporate the [*****] minimum build specification requirement of [*****] remaining before a next shop visit.”

3.5 The Parties agree to complement item 11.2 (Reconciliation) of the Agreement to include the following reconciliation conditions exclusively for Trip E-195 Leased Fleet:

“Reconciliation for Trip E-195 Leased Fleet:

1. If a removed Engine has not undergone a shop visit far Rate Per EFH Services, GE will credit to Trip within thirty (30) Days of such Engine’s removal, all Rate Per EFH Payments received for such Engine since the date that such Engine entered the Agreement whichever occurred last, [*****]

2. If a removed Engine has undergone at least one shop visit for Rate Per EFH Services. GE will calculate the total cumulative charges for all Rate Per EFH Services provided for such removed Engine as if such Services were provided on a Supplemental Work basis and the Supplemental Work pricing had applied (“Supplemental Charges”). GE will then compare such Supplemental Charges to the total cumulative Rate Per EFH Payments received from Trip for such removed Engine [*****]. If the Supplemental Charges are [*****] than the total cumulative Rate Per EFH Payments received from Trip, GE will [*****] for the difference. Trip will [*****] within [*****] of receipt.”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

4. GE shall make available to Trip a [*****] of [*****] of [*****]. These [*****] will be made available to Trip in the amounts on the dates outlined in Attachment C hereto.

[*****] shall be issued to the Trip Within five (5) Days of Trip written request to GE subsequent to the issuance dates Identified in Attachment C. Such [*****] may only be applied by Trip as follows:

Up to [*****] of such total [*****] can be used towards this Agreement or Supplemental Work Invoices issued under this Agreement or any other purchase of aircraft engine services from GE under a separate OnPoint Overhaul (time and material or component repair only); provided that up to a maximum of [*****] of each invoice amount may be paid with such [*****];

Such [*****] will be issued and valid only if Trip is current in all payments due and is otherwise not in material breach under this Agreement and any other applicable agreements to which [*****]. GE shall be entitled to set off from such [*****] any outstanding obligation and amounts that are due and owing from Trip to GE (and not subject to a good faith dispute). Trip may carry over [*****]; however, [*****] must be applied by the end of the term of this Agreement. Any [*****] amounts outstanding at the end of the term of the Agreement will be canceled.

All [*****] amounts are not subject to escalation and are subject to reduction for any change in the operating parameters (including number and delivery dates of Engines) set forth in Article 5.2 that reduces the Contracted Hours. Contracted Hours are defined as the Annual Utilization multiplied by number of Engines multiplied by the number of years in the Term.

If an Engine Is removed from the Agreement and has not incurred sufficient EFH to meet the Contracted Hours for that Engine, any remaining [*****] to be issued shall be reduced and, within thirty (30) Days of such Engine’s removal, Trip shall [*****] to GE the [*****] on a pro-rata basis based on EFH incurred and for which GE has received all Rate Per EFH Payments under this Agreement. By way of example only, if an Engine being removed has incurred and GE has received all Rate Per EFH Payments for [*****] and the total Contracted Hours for this Engine are [*****] then Trip shall [*****] to GE [*****] of the [*****] and paid against such Engine as determined on a pro-rata basis based on the number of Engines covered by the Agreement. If GE has not received any Rate Per EFH Payments on the removed Engine, Trip shall [*****] to GE [*****] of the [*****] allocated and [*****] against such Engine as determined on a pro-rata basis based on the number of Engines covered by the Agreement.

In the event of termination of this Agreement due to any reason other than the material breach by GE, such [*****] will be cancelled and any amount issued and applied as of the time of termination shall be [*****] to GE by Trip within thirty (30) Days of termination of this Agreement.

5. The Parties also agree that any other subsidiaries or affiliates of Holding that are, or may become, and continue to be subject to the direct or indirect control of, or in which at least [*****] of its ownership is held by Holding might be included in the Agreement and referred to as Customer.

6. Except as provided in this Amendment 9, all provisions of the Agreement and its Amendments 1 to 8 shall remain in full force and effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

IN WITNESS WHEREOF, the Parties have caused this Amendment 9 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

Azul Trip S.A.		Azul Linhas Aéreas Brasileiras S.A.

BY:	/s/ John Peter Rodgerson	BY:	/s/ John Peter Rodgerson
NAME:	John Peter Rodgerson	NAME:	John Peter Rodgerson
TITLE:	Attorney in Fact	TITLE:	Attorney in Fact
DATE:		DATE:

TRIP Linhas Aéreas S.A.		TRIP Linhas Aéreas S.A.

BY:	/s/ José Mario Caprioli dos Santos	BY:	/s/ Evandro Braga de Oliveira
NAME:	José Mario Caprioli dos Santos	NAME:	Evandro Braga de Oliveira
TITLE:	CEO	TITLE:	Management And Quality Director
DATE:		DATE:

GE Engine Services, LLC		GE Celma Ltda.

BY:	/s/ Eduardo S. Wildberger	BY	/s/ João Moragas
NAME:	Eduardo S. Wildberger	NAME	João Moragas
TITLE:	Operations Director	TITLE	Finance Director
DATE:		DATE

/s/ Thomas D. Hoferor
Thomas D. Hoferor
Director, Engine Services
12 Feb 2013

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

ATTACHMENT A: TRIP E-195 LEASED FLEET

[*****]	Delivery Date
[*****]	December 2012
[*****]	December 2012
[*****]	February 2013
[*****]	April 2013
[*****]	May 2013

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

ATTACHMENT C: [*****] DISTRIBUTION SCHEDULE

Date	[*****]
January 2013	[*****]
April 2013	[*****]
July 2013	[*****]
October 2013	[*****]
January 2014	[*****]
April 2014	[*****]
July 2014	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

Amendment Number 10 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE Celma Ltda.

And

Azul Trip S.A.

Azul Linhas Aéreas Brasileiras S.A.

Trip Linhas Aéreas S.A.

Agreement Number: 1-1373258434

Dated: March 28, 2013

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

Amendment Number 10 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

Between

GE Engine Services, LLC; GE CELMA Ltda.

And

Azul Trip S.A.; Azul Linhas Aereas Brasileiras S.A.;

Trip Linhas Aéreas S.A.

THIS AMENDMENT Number 10 (“Amendment”) is made and is effective as of March 31, 2013 (the “Effective Date”) by and between Azul Trip S.A., having a place of business at Av. Marcos Penteado de Ulhôa Rodrigues, 939, Torre Jatoba, 9th floor, Brazil 06.460-040 (“Holding”), Azul Linhas Aéreas Brasileiras S.A. (“Azul”), Trip Linhas Aéreas S.A., having a place of business at Avenida Cambacicas, 1200, Campinas, Brazil 13097-104 (“Trip”), GE Engine Services, LLC. (“GEES”) and GE Celma Ltda. (“GE Celma”), GEES and GE Celma are jointly referred to as “GE”; Azul and Trip are jointly referred to as “Customer”; and all the signatories if this Amendment are hereinafter referred to as a “Party” or collectively, the “Parties”

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009; and Amendment 1 through 9; and

WHEREAS, the Parties desire to amend the Agreement to add [*****] Aircraft powered with CF34-10E7 Engine and [*****] CF34-10E7 Spare Engines; and

WHEREAS, the Parties desire to amend Section 5.5 of the Agreement to include supplementary [*****] to Customer; and

WHEREAS, the Parties desire to amend Exhibit B of the Agreement in order to update the list of all Engines covered by the Agreement; and

WHEREAS, the Parties desire to amend Exhibit N of the Agreement to adjust its tables in order to reflect the changes on Leased Aircraft delivery schedules; and

WHEREAS, the Parties desire to establish additional terms for the usage of Azul’s and Trip [*****] at the Agreement; and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

1.	For the purposes of this Amendment, the [*****] Aircraft ([*****] Engines) and [*****] Spare Engines to be added to the Agreement shall be classified as follows:

Group 1: [*****] Aircraft ([*****] Engines) identified in Attachment A.1

Group 2: [*****] Aircraft ([*****] Engines) and [*****] Spare Engines identified in Attachment A.2

Group 3: [*****] Aircraft ([*****] Engines) identified in Attachment A.3

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

If Customer decides to [*****] (the [*****] of Customer’s fleet), such [*****] shall be included in Group 2 above.

2.	The Parties agree to replace Exhibit B of the Agreement by the Attachment B hereto in order to update the detailed list of all Engines Covered by the Agreement until this date.

3.	Unless otherwise stated in this Amendment, all terms and conditions of the Agreement shall be applicable to these [*****] Engines and [*****] Spare Engines.

4.	The [*****] added Aircraft ([*****] Engines) and [*****] Spare Engines will be entitled to the Rate Per EFH Pricing set forth below, provided such Aircraft comply with Rate per EFH Operational Parameters set forth in Article 5.2 of the Agreement. Rate Per EFH Services will be performed by GE at the Rate Per EFH as follows.

Engines	Popular Rate	Restored Rate
Group 1	[*****]	[*****]
Group 2	[*****]	[*****]
Group 3	Price as per Exhibit N of the Agreement

All rates and prices are in [*****] US Dollars. Pricing will be escalated in accordance with escalation formula set forth on Exhibit C of the Agreement, provided however that it shall not be subject to any escalation cap until the date aircraft is delivered as per Exhibit B of the Agreement, and as from such delivery date shall be subject to a [*****] escalation cap with a Hyper-out of [*****] during the entire Term of the Agreement.

The above [*****] is applicable to all EFH incurred starting on the Effective Date. The above [*****] is applicable to all EFH incurred since new.

5.	For the addition of such [*****] Aircraft ([*****] Engines) and the [*****] Spare Engines, GE shall make available to Customer the [*****] in the amounts and on the dates, as follows:

Available at	[*****]	$ amount
April-13	to be used towards a [*****] loan of [*****] Thrust plugs from [*****] thrust rating [*****]	$[*****]
April-13	to be used towards a [*****]-year loan of [*****] Thrust plugs from [*****] thrust rating [*****] leased from [*****]), or towards this OnPoint invoices	$[*****]
April-13	to be used towards this OnPoint invoices	$[*****]
January-14	to be used towards [*****], as long as Customer [*****] units	$[*****]
January-14	to be used towards this OnPoint invoices	$[*****]
January-14	to be used towards an incremental [*****] ([*****]) if Customer decides to purchase the [*****]	$[*****]
	Total amount of [*****]	$[*****]

All terms and conditions set forth in Section 5.5 of the Agreement shall be applied to these [*****]. These [*****] are all stated in [*****] US Dollars and are not subject to escalation.

6.	The Parties agree that the costs of the Shop Visit that is already on-going for the Engines with [*****] and [*****] will be charged as [*****] as per Article 4 and Exhibits E, F and G of the Agreement. The Parties also agree that the next Shop Visit of [*****] Engines will be charged according to the Rate Per EFH Pricing and the [*****] will be retroactive until time since new (TSN) of each Engine.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

7.	The Leased Aircraft Delivery Schedule contained on Exhibit N of the Agreement shall be replaced by the table below:

Leased A/C delivery schedule

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	November-10
[*****]	[*****]	[*****]	[*****]	November-12
[*****]	[*****]	[*****]	[*****]	To be defined
[*****]	[*****]	[*****]	[*****]	To be defined
[*****]	[*****]	[*****]	[*****]	To be defined
[*****]	[*****]	[*****]	[*****]	To be defined
[*****]	[*****]	[*****]	[*****]	To be defined
[*****]	[*****]	[*****]	[*****]	To be defined
[*****]	[*****]	[*****]	[*****]	To be defined
[*****]	[*****]		[*****]	To be defined

8.	The Parties agree that any [*****] owned by Azul or Trip in relation to: (i) this Agreement and its Amendments; (ii) the General Terms Agreement N. [*****] and its [*****] signed between Azul and General Electric Company; and (iii) the General Terms Agreement N. [*****] and its Letters [*****] signed between Trip and General Electric Company, shall be used either by Azul or Trip [*****] of the Agreement, regardless the [*****].

INTENTIONALLY LEFT BLANK

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, Inc.

IN WITNESS WHEREOF, GE and Customer have caused this Amendment No. 10 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

Azul Trip S.A.		Azul Linhas Aereas Brasileiras S.A.

BY:	/s/ John Peter Rodgerson	BY:	/s/ John Peter Rodgerson
NAME:	John Peter Rodgerson	NAME:	John Peter Rodgerson
TITLE:	Attorney in Fact	TITLE:	Attorney in Fact
DATE:		DATE:

TRIP Linhas Aéreas S.A.

BY:	/s/ Evandro Braga de Oliveira
NAME:	Evandro Braga de Oliveira
TITLE:	Management and Quality Director
DATE:
Alexandre Wagner Malfitani
Attorney in Fact

GE Engine Services, LLC		GE Celma Ltda.

BY:		BY:
NAME:		NAME:
TITLE:		TITLE:
DATE:		DATE:

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

ATTACHMENT A - ADDED AIRCRAFT/ ENGINES

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, Inc.

ATTACHMENT B

EXHIBIT B: ENGINES COVERED

Customer will maintain a spare Engine(s) to installed Engines ratio of not less than [*****], rounded up to the next whole Engine, during the term of this Agreement. However, GE will work with Customer if the ratio falls slightly less than [*****].

[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, LLC.

Amendment Number 11 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE CELMA Ltda.

And

Azul S.A.

Azul Linhas Aéreas Brasileiras S.A.

TRIP Linhas Aéreas S.A.

Agreement Number: 1-1373258434

Dated: June 13, 2013

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, LLC.

Amendment Number 11 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC; GE CELMA Ltda.

And

Azul S.A.; Azul Linhas Aereas Brasileiras S.A.;

Trip Linhas Aéreas S.A.

THIS AMENDMENT Number 11 (“Amendment”) is made and is effective as of June 13, 2013 (the “Effective Date”) by and between Azul S.A. (“Holding”), Trip Linhas Aéreas S.A. (“Trip”), Azul Linhas Aéreas Brasileiras S.A. (“Azul”), GE Engine Services, LLC. (“GEES”) and GE Celma Ltda. (“GE Celma”), GEES and GE Celma are jointly referred to as “GE”; Azul and Trip are jointly referred to as “Customer”; and all the signatories if this Amendment are hereinafter referred to as a “Party” or collectively, the “Parties”.

RECITALS

WHEREAS, the Parties have entered into a OnPointsm Solutions Agreement, Number 1-1373258434 (“Agreement”), dated September 25, 2009; and Amendment 1 through 10; and

WHEREAS, the Parties desire to update the schedules contained in Exhibit B: Engines Covered of the Agreement;

WHEREAS, the Parties desire to include an additional severity table in Exhibit D: Price Adjustment Matrix;

WHEREAS, in accordance to item 5 of Amendment 10 to the Agreement, GE agreed to give to Customer, on [*****], a [*****] in case Customer decides to purchase [*****] incremental [*****];

WHEREAS, Customer has already decided to purchase and take Delivery of such Spare Engine, as per Letter Agreement No. 5 to GTA No. 1-1190636254; and

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

Capitalized terms used, and terms otherwise defined, in this Amendment shall have the meaning assigned to them under the Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, LLC.

1.	The Parties agree to entirely replace Exhibit B: Engines Covered of the Agreement by the Attachment A hereto.

2.	The Parties also agree to entirely replace Exhibit D: Price Adjustment Matrix of the Agreement by the Attachment B hereto.

3.	GE hereby agrees [*****], the [*****] to be used toward the payment of the invoice of the 14 Spare Engine.

4.	The Parties also agree that [*****] to be used towards this Agreement and that would be available in April 2013, according to Amendment 10, will be [*****].

5.	Regarding item 6 of Amendment 10, the Parties acknowledge that the Shop Visit for the Engine with [*****]; only the Shop Visit for Engines with [*****] The Parties also restate that the next Shop Visit of these 02 Engines will be charged according to the Rate Per EFH Pricing and the [*****] will be retroactive until time since new (TSN) of each Engine.

6.	Except as provided in this Amendment 11, all provisions of the Agreement and its Amendments 1 to 10 shall remain in full force and effect.

IN WITNESS WHEREOF, GE and Customer have caused this Amendment No. 12 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

Azul S.A.	Azul Linhas Aereas Brasileiras S.A.

BY:	BY:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

TRIP Linhas Aéreas S.A.

BY:

NAME:

TITLE:

DATE:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

GE Engine Services, LLC.

GE Engine Services, LLC.	GE Celma Ltda.

BY:	BY:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, LLC.

ATTACHMENT A

EXHIBIT B: ENGINES COVERED

Customer will maintain a spare Engine(s) to installed Engines ratio of [*****], during the term of this Agreement. However, GE will work with Customer if the ratio [*****]

Aircraft Delivery Schedule

[*****]	Delivery Date	[*****]
[*****]	Nov-08	[*****]
[*****]	Dec-08	[*****]
[*****]	Dec-08	[*****]
[*****]	Dec-08	[*****]
[*****]	Dec-08	[*****]
[*****]	Feb-09	[*****]
[*****]	Feb-09	[*****]
[*****]	Mar-09	[*****]
[*****]	Apr-09	[*****]
[*****]	May-09	[*****]
[*****]	Jun-09	[*****]
[*****]	Jul-09	[*****]
[*****]	Nov-09	[*****]
[*****]	Dec-09	[*****]
[*****]	Mar-10	[*****]
[*****]	Jun-10	[*****]
[*****]	Jul-10	[*****]
[*****]	Jul-10	[*****]
[*****]	Jul-10	[*****]
[*****]	Aug-10	[*****]
[*****]	Aug-10	[*****]
[*****]	Oct-10	[*****]
[*****]	Oct-10	[*****]
[*****]	Oct-10	[*****]
[*****]	Dec-10	[*****]
[*****]	Dec-10	[*****]
[*****]	Jan-11	[*****]
[*****]	Feb-11	[*****]
[*****]	Mar-11	[*****]
[*****]	Apr-11	[*****]
[*****]	Apr-11	[*****]
[*****]	May-11	[*****]
[*****]	May-11	[*****]
[*****]	May-11	[*****]
[*****]	Jun-11	[*****]
[*****]	Jun-11	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, LLC.

[*****]	Delivery Date	[*****]
[*****]	Jul-11	[*****]
[*****]	Aug-11	[*****]
[*****]	Oct-11	[*****]
[*****]	Oct-11	[*****]
[*****]	Nov-11	[*****]
[*****]	Nov-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Feb-12	[*****]
[*****]	Mar-12	[*****]
[*****]	Apr-12	[*****]
[*****]	Apr-12	[*****]
[*****]	May-12	[*****]
[*****]	May-12	[*****]
[*****]	Jun-12	[*****]
[*****]	Nov-12	[*****]
[*****]	Dec-12	[*****]
[*****]	Dec-12	[*****]
[*****]	Dec-12	[*****]
[*****]	Dec-12	[*****]
[*****]	Dec-12	[*****]
[*****]	Dec-12	[*****]
[*****]	Mar-13	[*****]
[*****]	Apr-13	[*****]
[*****]	Apr-13	[*****]
[*****]	May-13	[*****]
[*****]	May-13	[*****]
[*****]	Jun-13	[*****]
[*****]	Oct-13	[*****]
[*****]	Nov-13	[*****]
[*****]	Feb-14	[*****]
[*****]	Mar-14	[*****]
[*****]	Apr-14	[*****]
[*****]	Jun-14	[*****]
[*****]	Sep-14	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, LLC.

[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, LLC.

Spare Engine Delivery Schedule

[*****]	Delivery Date	[*****]
[*****]	Feb-09	[*****]
[*****]	Jun-09	[*****]
[*****]	Nov-09	[*****]
[*****]	Jun-10	[*****]
[*****]	Nov-10	[*****]
[*****]	Jun-11	[*****]
[*****]	Oct-11	[*****]
[*****]	Dec-11	[*****]
[*****]	Apr-12	[*****]
[*****]	Jun-12	[*****]
[*****]	Mar-13	[*****]
[*****]	Jun-13	[*****]
[*****]	Apr-14	[*****]
[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

GE Engine Services, LLC.

ATTACHMENT B

EXHIBIT D: PRICE ADJUSTMENT MATRIX

When the actual operating parameters do not precisely equal the values on the tables, severity will be calculated by [*****] The resultant severity value [*****] The final severity applied will be [*****]

Should Customer’s actual operating parameters go beyond the furthest points of the table provided, GE shall adjust the table to cover Customer’s updated operating parameters. Such adjusted table will be applied retroactively to the time Customer’s operating parameters moved beyond the points provided and, if applicable, GE shall invoice or provide a credit to Customer for any amounts that would have been applicable if the rates on such table had been in effect at the time the flight hours were incurred.

INTENTIONALLY LEFT BLANK

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL TREATMENT REQUESTED

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION-Subject to restrictions on the cover or first page.

CONFIDENTIAL TREATMENT REQUESTED

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE Engine Services, LLC.

Amendment Number 12 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE CELMA Ltda.

And

Azul S.A.

Azul Linhas Aéreas Brasileiras S.A.

TRIP Linhas Aéreas S.A.

Agreement Number: 1-1373258434

Dated: June 13, 2013

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

This Document is Proprietary to GE, Holding and Customer	Page 1 of 5

Amendment Number 12 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC; GE CELMA Ltda.

And

Azul S.A.; Azul Linhas Aereas Brasileiras S.A.;

Trip Linhas Aéreas S.A.

THIS AMENDMENT Number 11 (“Amendment”) is made and is effective as of June 13, 2013 (the “Effective Date”) by and between Azul S.A. (“Holding”), Trip Linhas Aéreas S.A. (“Trip”), Azul Linhas Aéreas Brasileiras S.A. (“Azul”), GE Engine Services, LLC. (“GEES”) and GE Celma Ltda. (“GE Celma”), GEES and GE Celma are jointly referred to as “GE”; Azul and Trip are jointly referred to as “Customer”; and all the signatories if this Amendment are hereinafter referred to as a “Party” or collectively, the “Parties”.

RECITALS

WHEREAS, the Parties have entered into an OnPointSM Engine Services Agreement dated 25 September 2009, as amended and supplemented from time to time (the “OnPoint Agreement”) whereby GE has agreed to provide the Services in exchange for payments to be made by Customer to GE Celma pursuant to the terms of the OnPoint Agreement; and

WHEREAS, pursuant to five Letter Agreements (the “Letter Agreements”) entered into between GE, the Customer and certain lessors (as identified in each Letter Agreement) who lease or will lease the engines identified in Schedule A hereto (“Engines”) to the Customer (each a “Lessor” and collectively the “Lessors”), the parties thereto have agreed upon certain provisions relating to the OnPoint Agreement to the extent relating to these specific Engines; and

WHEREAS, the Parties desire to regulate certain matters relating to the OnPoint Agreement to the extent relating to the Engines;

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

1)	Terms which are capitalized but not otherwise defined herein, shall have the meaning ascribed to them in the OnPoint Agreement.

2)	Notwithstanding the provisions of Articles 5 and 6 of the OnPoint Agreement, the Parties agree that, for as long as the Engines remain subject to the Letter

This Document is Proprietary to GE, Holding and Customer	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

Agreements, Customer will pay to GE Celma [*****] established in the respective Letter Agreement on a [*****] basis (the [*****]).

3)	If at any time, GE exercises its rights to terminate a Letter Agreement due to an [*****] (as such term is defined in the relevant Letter Agreement) in accordance with clause 18 of such Letter Agreement, the Parties agree that the following arrangements will apply with respect to all payments made or to be made under the OnPoint Agreement with respect to the relevant Engine affected by such termination:

(a)	from the date on which the termination of the Letter Agreement takes effect, the Customer [*****]

(b)	in order to maintain the affected Engines covered by the OnPoint Agreement, the Parties agree that: [*****]

(c)	all [*****] paid by Customer to GE Celma since [*****] will be [*****] by GE according to the following criteria;

(i)	GE will calculate [*****] the OnPoint Agreement, as if [*****]

(ii)	GE will calculate the amount [*****]

(iii)	GE will determine the [*****] according to items (i) and (ii) above;

(iv)	GE will make this difference available to Customer in a form of a credit to be used by Customer under the OnPoint Agreement.

4)	Except as provided in this Amendment 11, all provisions of the Agreement and its Amendments 1 to 10 shall remain in full force and effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

This Document is Proprietary to GE, Holding and Customer	Page 3 of 5

IN WITNESS WHEREOF, the Parties have caused this Amendment 9 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

Azul S.A.	Azul Linhas Aereas Brasileiras S.A.

BY:	BY:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

TRIP Linhas Aéreas S.A.

BY:

NAME:

TITLE

DATE:

GE Engine Services, LLC.	GE Celma Ltda.

BY:	BY:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

This Document is Proprietary to GE, Holding and Customer	Page 4 of 5

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE A

THE ENGINES

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

This Document is Proprietary to GE, Holding and Customer	Page 5 of 5

Amendment Number 13 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC

GE CELMA Ltda.

And

Azul S.A.

Azul Linhas Aereas Brasileiras S.A.

TRIP Linhas Aereas S.A.

Agreement Number: 1-1373258434

Dated: September 17, 2013

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

This document is Proprietary to GE, Holding and Customer	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

Amendment Number 13 to

OnPointSM OVERHAUL

ENGINE SERVICES AGREEMENT

Between

GE Engine Services, LLC; GE CELMA Ltda.

And

Azul S.A.; Azul Linhas Aereas Brasileiras S.A.;

Trip Linhas Aereas S.A.

THIS AMENDMENT Number 13 (“Amendment”) is made and is effective as of September 17, 2013 (the “Effective Date”) by and between Azul S.A. (“Holding”), Trip Linhas Aereas S.A. (“Trip”), Azul Linhas Aereas Brasileiras S.A. (“Azul”), GE Engine Services, LLC. (“GEES”) and GE Celma Ltda. (“GE Celma”), GEES and GE Celma are jointly referred to as “GE”; Azul and Trip are jointly referred to as “Customer”; and all the signatories if this Amendment are hereinafter referred to as a “Party” or collectively, the “Parties”

RECITALS

WHEREAS, the Parties have entered into an OnPointSM Engine Services Agreement dated 25 September 2009, as amended and supplemented from time to time (the “OnPoint Agreement”) whereby GE has agreed to provide the Services in exchange for payments to be made by Customer to GE Celma pursuant to the terms of the OnPoint Agreement; and

WHEREAS, pursuant to the section 5.5 of the OnPoint Agreement, as amended, GE shall make available to Customer [*****], according to the amounts and dates outlined in Exhibit L to the Agreement and

WHEREAS, GE Celma provided maintenance, repair and overhaul services to Customer, and Customer desires to apply the [*****] towards such invoices.

WHEREAS, the Parties desire to amend the Agreement to reflect the foregoing.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree to the Agreement revision set forth below. This Amendment shall be effective as of the date hereof.

(1)	Terms which are capitalized but not otherwise defined herein, shall have the meaning ascribed to them in the OnPoint Agreement.

(2)	Customer desires to apply the [*****] towards such invoices and the Parties hereby agree on the utilization of the [*****] in the amount of [*****] towards invoices number [*****], [*****], [*****] and [*****]. issued by GE Celma, totaling [*****] and equivalent to the amount of [*****] determined by using the average sell rate as of the date of invoice issuance for the United States Dollar as published by the Central Bank of Brazil through SISBACEN, PTAX-800, option S.

(3)	Except as provided in this Amendment 13, all provisions of the Agreement and its Amendments 1 to 12 shall remain in full force and effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

This document is Proprietary to GE, Holding and Customer	Page 2 of 3

IN WITNESS WHEREOF, the Parties have caused this Amendment 13 to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

Azul Trip S.A.		Azul Linhas Aereas Brasilieras S.A.

By:	/s/ John Peter Rodgerson	By:	/s/ John Peter Rodgerson

Name:	John Peter Rodgerson	Name:	John Peter Rodgerson

Title:	Attorney in Fact	Title:	Attorney in Fact

Date:		Date:

TRIP Linhas Aéreas S.A.

By:	/s/ John Peter Rodgerson

Name:	John Peter Rodgerson

Title:	Attorney in Fact

Date:

GE Engine Services, LLC.		GE Celma Ltda.

By:	/s/ Russell P. Shelton	By:	/s/ João B.G. Moragas /s/ Julio Talon

Name:	Russell P. Shelton	Name:	João B.G. Moragas Julio Talon

Title:	MD Sales	Title:	Finance Director General Manager

Date:	18 September 2013	Date:

This document is Proprietary to GE, Holding and Customer	Page 3 of 3